As filed with the Securities and Exchange Commission on April 30, 1998
 File No. 33-89984
 File No. 811-8994


SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.

Post-Effective Amendment No.  3        [X]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.   3                                  [X]

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway
Kansas City, Missouri  64141-6139
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number: (816) 753-7000

C. John Malacarne
3520 Broadway
Kansas City, Missouri  64141-6139
(Name and Address of Agent for Service of Process)

Copy to:
Stephen E. Roth, Esquire
Sutherland, Asbill & Brennan
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2404

It is proposed that this filing will become effective:

____ immediately upon filing pursuant to paragraph (b) of Rule 485 _X__ On May 1, 1998 pursuant to paragraph (b) of Rule 485 ____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485 ____ on (date) pursuant to paragraph (a)(1) of Rule 485

Title of securities being registered:  Individual Flexible Premium Deferred
                                       Variable Annuity Contract

                Cross Reference Sheet
                Pursuant to Rules 481(a) and 495(a)

        Showing location in Part A (prospectus) and Part B (Statement of Additional Information) of registration statement of information required by Form N-4


        PART A
Item of Form N-4 Prospectus Caption

1.  Cover Page   Cover Page

2.  Definitions  Definitions

3.  Synopsis     Expense Tables; Summary

4. Condensed Financial Information Condensed Financial Information; Yields and Total Returns

5.  General

    (a) Depositor                       Kansas City Life Insurance Company
    (b) Registrant                      Kansas City Life Variable Annuity
                                        Separate Account
    (c) Portfolio Company               Federated Insurance Series,
                                        TCI Portfolios, Inc. and Insurance
                                        Management Trust
    (d) Fund Prospectus                 Federated Insurance Series, TCI
                                        Portfolios, Inc. and Insurance
                                        Management Trust
    (e) Voting Rights                   Voting Rights
    (f) Administrators                  N/A


6.  Deductions and Expenses

    (a) General                        Charges and Deductions; Summary
    (b) Sales Load %                   Charges and Deductions; Summary
    (c) Special Purchase Plan          N/A
    (d) Commissions                    Distribution of the Policies
    (e) Expenses - Registrant          Charges and Deductions; Summary
    (f) Fund Expenses                  Federated Insurance Series, TCI
                                       Portfolios, Inc. and Insurance
                                       Management Trust; Charges and
                                       Deductions
    (g) Organizational Expenses        N/A


7.  Contracts

    (a) Persons with Rights            Summary; Addition, Deletion or
                                       Substitution of Investments;
                                       Description of Annuity Policy;
                                       Payment Options; Voting Rights

    (b)(i) Allocation of Purchase Summary; Premiums; Free-Look Period;
                                        Allocation of Premiums
            Payments              Summary; Transfer Privilege
                                  Transfers, Assignments or Exchange of a Policy
      (ii)  Transfers             Additions, Deletions or Substitutions of
     (iii)  Exchanges             Investments; Description of Annuity Policy;
                                  Modification;
    (c) Changes                   Cover page; Inquiries
    (d) Inquiries

8.  Annuity Period                Summary; Payment Options

9.  Death Benefit                 Death Benefit Before the Retirement Date;

10.  Purchases and Contract Value

    (a) Purchases                 Summary; Issuance of a Policy; Premiums; Free
                                  Look Period; Allocation of Premiums; Variable
                                  Contract Value;
    (b) Valuation                 Definitions; Variable Contract Value
    (c) Daily Calculation         Definitions; Variable Contract Value;
    (d) Underwriter               Issuance of a Policy, Distribution of the
                                   Policies


11.  Redemptions

    (a) - By Owners             Summary; Transfer Privilege; Full Cash
                                Surrenders, Partial Surrenders and Systematic
                                Partial Surrenders; Proceeds on the Maturity
                                Date; Payments; Payment Options; Federal Tax
                                Matters Summary; Transfer Privilege; Full Cash
                                Surrenders, Systematic

        - By Annuitant          Partial Surrender and Partial Surrenders;
                                Proceeds on the Maturity Date; Payments; Payment
                                Options; Federal Tax Matters
                                N/A
                                Payments
    (b) Texas ORP               N/A
    (c) Check Delay             Summary; Free Look Period
    (d) Lapse
    (e) Free Look

12.  Taxes                        Summary; Federal Tax Matters

13.  Legal Proceedings            Legal Proceedings

14.  Table of Contents for the
     Statement of Additional
     Information                  Statement of Additional Information Table of
                                  Contents



        PART B

Item of Form N-4                 Part B Caption

15.  Cover Page                  Cover Page

16.  Table of Contents           Table of Contents

17.  General Information and
      History                    N/A

18.  Services

    (a) Fees and Expenses of
         Registrant              N/A
    (b) Management Contracts     N/A
    (c) Custodian                N/A
        Independent Public
        Accountant               Experts
    (d) Assets of Registrant     N/A
    (e) Affiliated Persons       N/A
    (f) Principal Underwriter    Distribution of the Policies (prospectus)

19.  Purchase of Securities
      Being Offered              Distribution of the Policies (prospectus)
      Offering Sales Load        N/A

20.  Underwriters                Distribution of the Policies (prospectus)

21.  Calculation of Performance  Calculation of Yields and Total Returns; Yields
     Data                        and Total Returns (prospectus)

22.  Annuity Payments            Payment Options (prospectus)

23.  Financial Statements        Financial Statements

PART C -- OTHER INFORMATION


Item of Form N-4                  Part C Caption

24.  Financial Statements and
      Exhibits                    Financial Statements and Exhibits
    (a) Financial Statements      (a) Financial Statements
    (b) Exhibits                  (b) Exhibits

25.  Directors and Officers of    Directors and Officers of Kansas City Life
      the Depositor               Insurance Company


26.  Persons Controlled By or
      Under Common Control
      with the Depositor or       Persons Controlled By or In Common Control
      Registrant                  with the Depositor or Registrant


27.  Number of Contract Owners   Number of owners

28.  Indemnification             Indemnification

29.  Principal Underwriters      Principal Underwriter

30.  Location of Accounts and
      Records                    Location of Books and Records

31.  Management Services         Management Services

32.  Undertakings                Undertakings and Representations


      Signature Page             Signatures







INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
         ISSUED BY
         Kansas City Life Insurance Company

Home Office:
3520 Broadway
Kansas City, Missouri  64111-2565
Telephone: (816) 753-7000_Correspondence to:
Variable Administration
P.O. Box 419364
Kansas City, Missouri  64141-6364
Telephone: (800) 616-3670__

This Prospectus describes the individual flexible premium deferred variable annuity contract (the "Contract") being offered by Kansas City Life Insurance Company ("Kansas City Life," "we," "us" or "our"), a stock life insurance company domiciled in Missouri. The Contract is designed to meet investors' long-term investment purposes, including retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code.

Your premiums and Contract Value will be allocated according to your instructions to one or more of the Subaccounts of the Kansas City Life Variable Annuity Separate Account (the "Variable Account"), or to the Fixed Account (which is part of Kansas City Life's General Account and pays interest at declared rates guaranteed to equal or exceed 3%), or to both. The assets of each Subaccount will be invested solely in a corresponding portfolio ("Portfolio") of a designated mutual fund (the "Funds"). The accompanying Prospectuses for the Funds describe the Portfolios. The Contract Value prior to the Maturity Date, except for amounts in the Fixed Account, will vary according to the investment performance of the Portfolios of the Funds in which the selected Subaccounts are invested. The Owner bears the entire investment risk of amounts allocated to the Variable Account.

This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor ought to know before investing. Additional information about the Contract and the Variable Account is contained in the Statement of Additional Information, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information is dated the same as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on page 36 of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing to or calling Kansas City Life at the address or phone number shown above.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES IN THE FUNDS AND INTERESTS IN THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK, AND THE SHARES AND
INTERESTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.


The date of this Prospectus is May 1, 1998.

         TABLE OF CONTENTS

Page
DEFINITIONS

TABLE OF EXPENSES

HIGHLIGHTS

CONDENSED FINANCIAL INFORMATION

KANSAS CITY LIFE

THE VARIABLE ACCOUNT AND THE FUNDS
Kansas City Life Insurance Company
Kansas City Life Variable Annuity Separate Account
The Funds
MFS(Variable Insurance TrustSM)
American Century Portfolios, Inc. (formerly TCI Portfolios, Inc.)
Federated Insurance Series
Dreyfus Variable Investment Fund
Dreyfus Stock Index Fund
Resolving Material Conflicts
Addition, Deletion or Substitution of Investments

DESCRIPTION OF THE CONTRACT Issuance of a Contract Premiums Free-Look Period Allocation of Premiums Variable Account Value Transfer Privilege Dollar Cost Averaging Plan Portfolio Rebalancing Plan Partial and Full Cash Surrenders Contract Termination Contract Loans Death Benefit Before Maturity Date Proceeds on Maturity Date Payments Modifications Reports to Contract Owner Contract Inquiries

THE FIXED ACCOUNT
Minimum Guaranteed and Current Interest Rates
Calculation of Fixed Account Value
Transfers from Fixed Account
Payment Deferral
Telephone Transfers and Premium Allocations

CHARGES AND DEDUCTIONS
Surrender Charge (Contingent Deferred Sales Charge) Transfer Processing Fee Administrative Charges Mortality and Expense Risk Charge Premium Taxes Reduced Charges for Eligible Groups Other Taxes Investment Advisory Fees and Other Expenses of the Funds

PAYMENT OPTIONS
Election of Options
Description of Options

YIELDS AND TOTAL RETURNS

FEDERAL TAX STATUS
Introduction
Tax Status of the Contract
Taxation of Annuities
Transfers, Assignments or Exchanges of a Contract
Withholding
Multiple Contracts
Taxation of Qualified Contracts
Possible Charge for Kansas City Life's Taxes
Other Tax Consequences

DISTRIBUTION OF THE CONTRACTS

LEGAL PROCEEDINGS

VOTING RIGHTS

COMPANY HOLIDAYS

PREPARING FOR YEAR 2000

FINANCIAL STATEMENTS

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

DEFINITIONS

Annuitant The person on whose life the annuity benefit for the Contract is based.

Beneficiary The person the Owner has designated in the application or in the last beneficiary designation filed with Kansas City Life to receive any proceeds payable under the Contract at the death of the Annuitant or the Contract Value at the death of an Owner.

Cash Surrender- Value The Contract Value at the time of surrender less any applicable Surrender Charge, indebtedness, and premium taxes payable.

Contract Date- The date from which Contract Months, Years, and Anniversaries are computed.

Contract  Value- The sum of the  Variable  Account  Value and the Fixed  Account
Value.

Contract Year- Any period of twelve months starting with the Contract Date and each Contract Anniversary thereafter.

Fixed Account This account is part of Kansas City Life's General Account. The Fixed Account is not part of the Variable Account, and it does not depend upon the Variable Account's investment performance. This account is not FDIC-insured and is subject to claim from Kansas City Life's creditors.

Fixed Account Value -The value of a Contract allocated to the Fixed Account.

Home Office- Kansas City Life's office at 3520 Broadway, P.O. Box 419364, Kansas City, Missouri 64141-6364.

Issue Age The age on the Annuitant's last birthday as of the Contract Date. If the Contract Date falls on the Annuitant's birthday, the Issue Age will be the age attained by the Annuitant on the Contract Date.

Life Payment Option A Payment Option based upon the life of the Annuitant.

Maturity Date The date when the Contract Value will be applied under a Life Payment Option or the Cash Surrender Value will be applied under a Non-Life
Payment Option, unless the Owner has elected to receive a lump sum payment of the Cash Surrender Value. The latest Maturity Date is the later of the Contract Anniversary following the Annuitant's 85th birthday and the tenth Contract Anniversary. (Certain states may place additional restrictions on the maximum Maturity Date.) However, for Qualified Contracts, distributions may be required to begin at age 70 1/2.

Non-Life Payment Option A Payment Option that is not based upon the life of the Annuitant.

Non-Qualified Contract   A Contract that is not a "Qualified Contract."

Owner The person entitled to exercise all rights and privileges provided in the Contract. The terms "you" and "your" refer to the Owner.

Qualified Contract A Contract that is issued in connection with plans that qualify for special federal income tax treatment under sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

Subaccount The division of accounts making up the Variable Account. The assets of each Subaccount are invested in a corresponding Portfolio of a designated mutual fund.

Valuation Day Each day on which both the New York Stock Exchange and Kansas City Life are open for business.

Valuation Period The interval of time commencing at the close of business on one Valuation Day and ending at the close of business on the next succeeding Valuation Day.

Variable Account The Kansas City Life Variable Annuity Separate Account, which is not part of Kansas City Life's General Account. The Variable Account has Subaccounts, each of which is invested in a corresponding Portfolio of a designated mutual fund.

Variable Account Value The total value of a Contract allocated to Subaccounts of the Variable Account.

Written Notice A written request or notice in a form satisfactory to Kansas City Life that is signed by the Owner and received at the Home Office.

TABLE OF EXPENSES

The following information regarding expenses assumes that the entire Contract Value is in the Variable Account.

Contract Owner Transaction Expenses

         Sales Charge Imposed on Premiums                     None
         Surrender Charge
           (Contingent Deferred Sales Charge) 1/

                                                            Surrender Charge as
                  Contract Year in Which                    Percentage of Amount
                  Surrender Occurs                          Surrendered

                           1                                           7%
                           2                                           7
                           3                                           7
                           4                                           6
                           5                                           5
                           6                                           4
                           7                                           2
                        8 and after                                    0

                  Transfer Processing Fee No fee for first six transfers in Contract Year; $25 for each transfer thereafter during
                                                  Contract Year.

Annual Administration Fee $30 per Contract Year -Waived if Contract Value is equal to or greater than $50,000.

Variable Account Annual Expenses
(as a percentage of Variable Account assets)

     Mortality and Expense Risk Charge                             1.25%
     Asset-Based Administration Charge                             0.15%
                                                                  ------
         Total Variable Account Annual Expenses                    1.40%



                                                 MFS          MFS          MFS                   MFS
                                                 Emerging     Research     Total      MFS        World        MFS
                                                 Growth       Series       Return     Utilities  Government   Bond
Annual Fund Expenses                             Series                    Series     Series     Series       Series


MFS( Variable Insurance TrustSM Annual
Expenses (as a percentage of average net assets)

Management Fees (Investment Advisory Fees)        0.75%       0.75%         0.75%     0.75%      0.75%        0.60%
Other Expenses (after any expense                 0.12%       0.13%         0.25%     0.25%      0.25%        0.40%
                reimbursement)2/3/

Total Fund Annual Expenses 2/                     0.87%       0.88%         1.00%     1.00%      1.00%        1.00%



                                                    American         American
                                                    VP Capital      Century VP
                                                    Appreciation   International


American Century Variable Portfolios Annual Expenses
  (as a percentage of average net assets)

Management Fees (Investment Advisory Fees)           1.00%               1.50%
Other Expenses                                       0.00%               0.00%

Total Fund Annual Expenses4/                         1.00%               1.50%


                                                   Federated            Federated        Federated
                                                   American Leaders     High Income      Prime Money
                                                   Fund II              Bond Fund II     Fund II


Federated Insurance Series Annual Expenses
  (as a percentage of average net assets)

Management Fees (Investment Advisory Fees)           0.66%               0.51%             0.30%
Other Expenses (after any expense reimbursement)     0.19%               0.29%             0.50%

Total Fund Annual Expenses5/                         0.85%               0.80%             0.80%


                                                     Dreyfus            Dreyfus
                                                     Capital             Small
                                                     Appreciation        Cap
                                                     Portfolio         Portfolio


Dreyfus Variable Investment Fund Annual Expenses
(as a percentage of average net assets)

Management Fees (Investment Advisory Fees)           .75%                .75%
Other Expenses (after any expense reimbursement)     .05%                .03%

Total Fund Annual Expenses                           .80%                .78%


                                                     Dreyfus
                                                   Stock Index
                                                      Fund


Dreyfus Stock Index Fund Annual Expenses
  (as a percentage of average net assets)

Management Fees (Investment Advisory Fees)           .25%
Other Expenses (after any expense reimbursement)     .03%

Total Fund Annual Expenses                           .28

Premium taxes, currently ranging up to 3.5%, may be applicable, depending on various states' laws.

The above tables are intended to assist you in understanding the costs and expenses that you will bear, directly or indirectly. The tables reflect expenses of the Variable Account as well as for the Funds. The Contract Owner Transaction Expenses, Annual Administration Fee, and Variable Account Annual Expenses are based on charges described in the Contract. The Annual Expenses for the Funds are expenses for the most recent fiscal year, except as noted below. For a more complete description of the various costs and expenses, see "Charges and Deductions" on page 24 of this Prospectus and the Prospectuses for the underlying Funds that accompany this Prospectus.

--------------------------

1/Subject to certain restrictions, up to 10% of the Contract Value will not be subject to a Surrender Charge. (See "Amounts Not Subject to Surrender Charge," page 25).


2/ The investment adviser to MFS Variable Insurance Trust has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that each Series' "Other Expenses" shall not exceed the following percentages of the average daily net assets of the Series during the current fiscal year: .40% for the Bond Series, and .25% for each remaining Series. Absent this expense arrangement, "Other Expenses" for the Total Return Series, Utilities Series, World Governments Series and Bond Series would be .27%, .45%, .40% and 2.98%, respectively, and Total Annual Fund Expenses would be 1.02%, 1.20%, 1.15% and 3.58%, respectively, for these Series.


3/ Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."

4/ The investment adviser to American Century Variable Portfolios pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. For its services, the adviser is paid a fee of 1.50% and 1.00% of the average net assets of the Am Cent VP International and Am Cent VP Capital Appreciation, respectively.


5/ The adviser to Federated Insurance Series has agreed to waive all or a portion of its fee or reimburse the Fund for certain operating expenses so that the Total Fund Annual Expenses would not exceed .85%, .80%, and .80% respectively, of average net assets of those Portfolios. The adviser can terminate this voluntary waiver at any time at its sole discretion. Without this waiver, the Management Fees would be .75%, .60% and .50% of the average net assets of Federated American Leaders Fund II, Federated High Income Bond Fund II and the Federated Prime Money Fund II, respectively, and the Total Fund Annual Expenses for these Portfolios would be .94%, .89%, and 1.00%, respectively, of average net assets.

Examples

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

1. If the Contract is surrendered or is annuitized under a Non-Life Payment Option at the end of the applicable time period:

Subaccount                                  1 Year   3 Years  5 Years  10 Years


MFS Research Series                         $ 88.67  $140.11  $173.81  $261.11
MFS Emerging Growth Series                  $ 88.58  $139.82  $173.33  $260.10
MFS Total Return Series                     $ 89.79  $143.46  $179.51  $273.09
MFS Bond Series                             $ 89.79  $143.46  $179.51  $273.09
MFS World Governments Series                $ 89.79  $143.46  $179.51  $273.09
MFS Utilities Series                        $ 89.79  $143.46  $179.51  $273.09
American Century VP International           $ 94.45  $157.33  $202.89  $321.36
American Century VP Capital Appreciation    $ 89.79  $143.46  $179.51  $273.09
Federated American Leaders Fund II          $ 88.39  $139.26  $172.38  $258.08
Federated High Income Bond Fund II          $ 87.92  $137.86  $169.99  $253.03
Federated Prime Money Fund II               $ 87.92  $137.86  $169.99  $253.03
Dreyfus Capital Appreciation                $ 87.92  $137.86  $169.99  $253.03
Dreyfus Small Cap                           $ 87.73  $137.30  $169.03  $251.00
Dreyfus Stock Index Fund                    $ 83.04  $123.12  $144.75  $198.78


2. If the Contract is not surrendered or is annuitized under a Life Option at the end of the applicable time period:

Subaccount                                  1 Year   3 Years  5 Years  10 Years


MFS Research Series                         $ 24.08  $ 72.06  $122.61  $261.11
MFS Emerging Growth Series                  $ 23.97  $ 71.76  $122.11  $260.10
MFS Total Return Series                     $ 25.27  $ 75.67  $128.62  $273.09
MFS Bond Series                             $ 25.27  $ 75.67  $128.62  $273.09
MFS World Governments Series                $ 25.27  $ 75.67  $128.62  $273.09
MFS Utilities Series                        $ 25.27  $ 75.67  $128.62  $273.09
American Century VP International           $ 30.26  $ 90.54  $153.26  $321.36
American Century VP Capital Appreciation    $ 25.27  $ 75.67  $128.62  $273.09
Federated American Leaders Fund II          $ 23.77  $ 71.16  $121.11  $258.08
Federated High Income Bond Fund II          $ 23.27  $ 69.65  $118.59  $253.03
Federated Prime Money Fund II               $ 23.27  $ 69.65  $118.59  $253.03
Dreyfus Capital Appreciation                $ 23.27  $ 69.65  $118.59  $253.03
Dreyfus Small Cap                           $ 23.07  $ 69.05  $117.58  $251.00
Dreyfus Stock Index Fund                    $ 18.05  $ 53.84  $ 92.00  $198.78


The Examples provided above assume that no transfer charges or premium taxes have been assessed. The Examples also assume that the Annual Administration Fee is $30 and that the Contract Value per Contract is $30,000, which translates the Annual Administrative Fee into an assumed .10% charge for the purposes of the examples based on a $1,000 investment.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% annual rate of return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.

The expense information regarding the Funds was provided by those Funds. The Funds and their investment advisers are not affiliated with Kansas City Life. While Kansas City Life has no reason to doubt the accuracy of these figures provided by these non-affiliated Funds, Kansas City Life has not independently verified the figures.

HIGHLIGHTS

The Contract

         Who Should Invest. The Contract is designed for investors seeking long-term tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal income tax brackets. The Contract is offered as both a Qualified Contract and a Non-Qualified Contract. Both Qualified and Non-Qualified Contracts offer tax deferral on increases in the Contract's value prior to surrender or distribution -- however, premiums paid by Owners of Qualified Contracts may be deductible from gross income in the year such payments are made, subject to certain statutory restrictions and limitations. (See "Federal Tax Status," page 29.)

         The Contract. The Contract is an individual flexible premium deferred variable annuity issued by Kansas City Life. In order to purchase a Contract, you must complete an application and submit it to Kansas City Life through a licensed Kansas City Life representative, who is also a registered representative of Sunset Financial Services, Inc. ("Sunset Financial"). The minimum initial premium must be paid to Kansas City Life. The maximum Issue Age is 80. (See "Issuance of a Contract," page 15.)

         Free-Look Period. You have the right to return the Contract within 10 days after you receive it. We will treat the returned Contract as if it were never issued. In most states the amount returned to you will be equal to the Contract Value (plus the $30 Annual Administration Fee, if applicable). In some states we are required to refund premium payments under the free look provision. In other states we are required to refund the greater of premiums paid or Contract Value. In addition, some states require that we pay interest on the refund if the refund is made beyond a specified time frame. The Contract Value will be determined as of the earlier of the date we receive the returned Contract at our Home Office or the date the returned Contract is received by the Kansas City Life representative who sold you the Contract. (See "Free-Look Period," page 15.)

         Premiums. The minimum amount that we will accept as an initial premium is a single premium of $5,000 or annualized payments of $600. Subsequent premiums of not less than $50 may be paid under the Contract at any time during the Annuitant's lifetime and before the Maturity Date. (See "Premiums," page 15.)

         Allocation of Premiums. Premiums under a Contract will be allocated according to your instructions to one or more of the Subaccounts of the Variable Account, to the Fixed Account, or to both. The assets of each Subaccount will be invested solely in a corresponding Portfolio of a designated Fund. The Contract Value, except for amounts in the Fixed Account, will vary according to the investment performance of the Portfolios of the Fund in which the selected Subaccounts are invested. We will credit interest to amounts in the Fixed Account at a guaranteed minimum rate of 3% per year. We may declare a higher current interest rate.

In states that require premium payments (or the greater of premium payments or Contract Value) to be refunded under the free-look provision, the initial premium will be allocated to the Federated Prime Money Fund II Subaccount for a 15-day period. At the end of that period, the amount in the Federated Prime Money Fund II Subaccount will be allocated to the Subaccounts and Fixed Account according to allocation instructions. (See "Allocation of Premiums," page 16.)

     Transfers. Before the Maturity Date, you may request a transfer of all or part of the amount in a Subaccount or the Fixed Account to another Subaccount or the Fixed Account. Certain restrictions apply. Transfers are not available during the free-look period.

The total amount transferred each time must be at least $250 or the entire amount in the Subaccount or Fixed Account, if less. We allow only one transfer from the Fixed Account each Contract Year and that transfer may not be for more than 25% of the unloaned Fixed Account Value. We will assess a $25 Transfer Fee for the seventh and subsequent transfers during a Contract Year. (See "Transfer Privilege," page 17.)

     Partial Surrender. At any time before the earlier of the death of the Annuitant or the Maturity Date, you may surrender part of the Cash Surrender Value, subject to certain limitations. (See "Partial Surrenders," page 19.)

     Surrender. You may surrender the Contract for its Cash Surrender Value, upon Written Notice received at our Home Office at any time before the earlier of the death of the Annuitant or the Maturity Date. (See "Full Surrender," page 19.) Death Benefit If the Annuitant dies before the Maturity Date, the Beneficiary will receive a death benefit. The death benefit is equal to the greater of: (1) premiums paid, adjusted for any surrenders (including applicable surrender charges) and less any indebtedness; and (2) the Contract Value on the date we receive proof of Annuitant's death.

If the Owner dies before the Maturity Date, the Contract Value (or, if the Owner is also the Annuitant, the death benefit) must generally be distributed to the Beneficiary within five years after the date of the Owner's death. (See "Death Benefit Before Maturity Date," page 21.)

Charges and Deductions

The  following  charges  and  deductions  are  assessed in  connection  with the
Contract:

         Surrender Charge (Contingent Deferred Sales Charge). We do not deduct a charge for sales expenses from premiums at the time they are paid. However, if a Contract has not been in force for seven full Contract Years, upon surrenders or, in certain instances, partial surrenders, we will deduct a Surrender Charge from the amount surrendered or from the remaining Contract Value.

For the first three Contract Years, the Surrender Charge is 7% of the amount surrendered. In the fourth, fifth, and sixth Contract Year, the Surrender Charge is 6%, 5%, and 4%, respectively. In the seventh Contract Year, the Surrender Charge is 2%. In the eighth Contract Year and after, there is no Surrender Charge. In no event will the total Surrender Charges on any Contract exceed 8 1/2% of the total premiums paid under the Contract. (See "Charge for Surrender or Partial Surrenders," page 24.)

Subject to certain restrictions, up to 10% of the Contract Value will not be subject to a Surrender Charge. (See "Amounts Not Subject to Surrender Charge," page 25.)

         Annual Administration Fee. At the beginning of each Contract Year, we will deduct an Annual Administration Fee of $30 from the Contract Value. We will waive this fee for Contracts with Contract Values of $50,000 or more at the beginning of each Contract Year. (See "Annual Administration Fee," page 26.)

         Transfer Processing Fee. The first six transfers of amounts in the Subaccounts and the Fixed Account each Contract Year are free. We will assess a $25 Transfer Processing Fee for each additional transfer during such Contract Year. (See "Transfer Processing Fee," page 26.)

         Asset-Based Administration Charge. We will deduct a daily Asset-based Administration Charge to compensate us for certain expenses we incur in administration of the Contract. Prior to the Maturity Date, we will deduct the charge from the assets of the Variable Account at an annual rate of 0.15%. (See "Asset-Based Administration Charge," page 26.)

         Mortality and Expense Risk Charge. We will deduct a daily Mortality and Expense Risk Charge to compensate us for assuming certain mortality and expense risks. Prior to the Maturity Date, we will deduct this charge from the assets of the Variable Account at an annual rate of 1.25% (approximately .70% for mortality risk and .55% for expense risk). (See "Mortality and Expense Risk Charge," page 26.)

     Premium Taxes. If state or other premium taxes are applicable to a Contract, they will be deducted either upon surrender or upon application of the proceeds to a Payment Option. (See "Premium Taxes," page 26.)

         Investment Advisory Fees and Other Expenses of the Funds. Because the Variable Account purchases shares of the Funds, the net assets of each Subaccount of the Variable Account will reflect the investment advisory fee incurred by the corresponding Portfolio of the Funds. For each Portfolio, an investment adviser is paid a daily fee by the Funds for its investment advisory services. The advisory fees are based on the average daily net assets of the Portfolio, and, as a result, the amount of the advisory fee will depend upon the Portfolio and the assets of such Portfolio. Each Portfolio of the Fund in which the Variable Account invests also pays other expenses. (See "Investment Advisory Fees and Other Expenses of the Funds," page 27.)

Annuity Provisions

         Maturity Date. On the Maturity Date, if you elect a Life Payment Option, we will apply the Contract Value to that option. If you elect a Non-Life Payment Option or you elect to receive a lump sum payment, we will apply the Cash Surrender Value. (See "Payment Options," page 27.)

     Payment Options. The Payment Options are: Interest Payments; Installments of a Specified Amount; Installments for a Specified Period; Life Income; and Joint and Survivor Income. Payments under these options do not depend upon the Variable Account's performance. (See "Payment Options," page 27.)

Federal Tax Status


Under existing tax law there generally should be no federal income tax on increases (if any) in the Contract Value until a distribution under the Contract occurs (for example, a surrender or annuity payment) or is deemed to occur (for example, a pledge or assignment of a Contract). Generally, a portion of any distribution or deemed distribution will be taxable as ordinary income. In addition, a penalty tax of 10 percent of the amount withdrawn may apply to certain distributions or deemed distributions under the Contract made prior to the Owner's attaining age 59 1/2. Moreover, governing federal tax statutes, the interpretation of which is, in all events, subject to a continual evolution through judicial decisions and administrative interpretations, may be amended, revoked, or replaced by new legislation. IN VIEW OF THE FOREGOING, ALL PROSPECTIVE OWNERS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS.


CONDENSED FINANCIAL INFORMATION

The Unit Values and the number of accumulation units outstanding for each Subaccount for the periods shown are as follows:

                        No. of Units  Unit Value  No. of Units  Unit Value  No. of Units  Unit Value
                           as of        as of        as of        as of        as of        as of
                         12-31-97  12-31-97 1-1-97 12-31-96  12-31-96 1-1-96 12-31-95 12-31-95  9-6-95
American Leaders Fund II  341,341  $16.29  $12.43   94,537   $12.48   $10.50  15,359  $10.41    $10.00
High Income Bond Fund II  348,642   12.93   11.52   88,100    11.52    10.23  11,792   10.22     10.00
Prime Money Fund II       141,386   10.81   10.45   53,502    10.45    10.12  11,335   10.07     10.00
MFS
Research  Series          516,667   14.99   12.51  190,114    12.64    10.49  19,430   10.48     10.00
Emerging Growth Series    518,578   14.79   12.17  253,083    12.31    10.65  13,900   10.66     10.00
Total Return  Series      292,413   14.20   11.81   79,175    11.88    10.56   3,981   10.53     10.00
Bond Series                94,899   11.23   10.29   58,082    10.34    10.29   1,273   10.27     10.00
World Governments Series   36,847   10.17   10.39   22,139    10.44    10.39   9,423   10.17     10.00
Utilities Series          204,977   16.00   12.21   32,814    12.32    10.58  11,752   10.54     10.00
AmCent
VP International          188,540   13.41   11.37   77,422    11.47    10.24  12,190   10.16     10.00
VP Capital Appreciation   200,605    8.90    9.15  147,134     9.33     9.91  11,998    9.89     10.00
Dreyfus
Capital Appreciation      154,014   10.97     NA      NA        NA       NA     NA       NA        NA
Small Cap                 349,294   11.50     NA      NA        NA       NA     NA       NA        NA
Stock Index Fund          355,380   11.52     NA      NA        NA       NA     NA       NA        NA

KANSAS CITY LIFE,
THE VARIABLE ACCOUNT AND THE FUNDS

Kansas City Life Insurance Company


The Contracts are issued by Kansas City Life Insurance Company, which is a stock life insurance company organized under the laws of the State of Missouri in 1895. Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.


Kansas City Life is subject to regulation by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which it does business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. The forms for the Contract described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold.

Kansas City Life Variable Annuity Separate Account

The Kansas City Life Variable Annuity Separate Account is a separate investment account of Kansas City Life, established by the Board of Directors of Kansas City Life on January 23, 1995, under Missouri law. Kansas City Life has caused the Variable Account to be registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

We own the assets of the Variable Account. These assets, however, are held separate from our other assets and are not part of our General Account. The portion of the assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business we conduct. We may transfer to our General Account any assets of the Variable Account that exceed the reserves and the Contract liabilities of the Variable Account (which will always be at least equal to the aggregate Contract Value allocated to the Variable Account under the Contracts).

The income, gains or losses, whether or not realized, from the assets of each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any other income, gains or losses. We may accumulate in the Variable Account charges under the Contracts and investment results applicable to those assets that are in excess of the net assets supporting the Contracts.

The Variable Account currently has 14 Subaccounts: MFS Research, MFS Emerging Growth, MFS Total Return, MFS Bond, MFS World Governments, MFS Utilities, American Century VP International, American Century VP Capital Appreciation, Federated American Leaders Fund II, Federated High Income Bond Fund II, Federated Prime Money Fund II, Dreyfus Capital Appreciation, Dreyfus Small Cap and Dreyfus Stock Index Fund. The assets of each Subaccount are invested exclusively in shares of a corresponding Portfolio of a designated Fund.

The Funds

The Variable Account currently invests in Portfolios of five series-type mutual funds: MFS Variable Insurance Trust, American Century Variable Portfolios, Federated Insurance Series, Dreyfus Variable Investment Fund and Dreyfus Stock Index Fund. Each of these Funds is registered with the SEC under the 1940 Act as an open-end diversified investment company. The SEC does not, however, supervise the management or the investment practices and policies of the Funds.

The assets of each Portfolio of a Fund are separate from other Portfolios of that Fund, and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment portfolio, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Some of the Funds may, in the future, create additional Portfolios. The investment experience of each of the Subaccounts of the Variable Account depends on the investment performance of its corresponding Portfolio.

Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the Fund and Kansas City Life. A summary of the termination provisions of those agreements is in the Statement of Additional Information. Should the agreement between Kansas City Life and a Fund terminate, the Variable Account may not be able to purchase additional shares of that Fund. In that event, you will no longer be able to allocate premiums or transfer Contract Value to Subaccounts investing in Portfolios of that Fund.

In certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement between the Fund and Kansas City Life has not been terminated. Should a Fund or a Portfolio decide not to sell its shares to Kansas City Life, Kansas City Life will not be able to honor your requests to allocate premiums or transfer Contract Value to Subaccounts investing in shares of that Fund or Portfolio.

Certain Subaccounts invest in Portfolios that have similar investment objectives and/or policies. Therefore, before choosing Subaccounts, carefully read the individual Prospectuses for the Funds along with this Prospectus.


The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of mutual fund portfolios other than the Portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.


MFS(Variable Insurance TrustSM

The MFS Research Subaccount, MFS Emerging Growth Subaccount, MFS Total Return Subaccount, MFS Bond Subaccount, MFS World Governments Subaccount, and MFS Utilities Subaccount invest in shares of the MFS Variable Insurance Trust. The Fund currently issues twelve "series" or classes of shares, each of which represents an interest in a separate Portfolio within the Fund. Six of these series are available for investment under the Contracts: MFS Research Series, MFS Emerging Growth Series, MFS Total Return Series, MFS Bond Series, MFS World Governments Series, and MFS Utilities Series.

The investment objectives of the Portfolios are set forth below:

         MFS Research Series. The Research Series' investment objective is to provide long-term growth of capital and future income. The Series' assets are allocated to selected economic sectors and then to industry groups within those sectors.

         MFS Emerging Growth Series. The Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital. The Series' policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

         MFS Total Return Series. The Total Return Series' primary investment objective is to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and its secondary objective is to provide a reasonable opportunity for growth of capital and income, since many securities offering a better than average yield may also possess growth potential.

         MFS Bond Series. The Bond Series' primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Series' secondary objective is to protect shareholders' capital. Up to 20% of the Series' total assets may be invested in lower-rated debt securities commonly known as junk bonds. The risks of investing in these securities are described in the Prospectus for the MFS Variable Insurance Trust, which should be read carefully before investing.

         MFS World Governments Series. The World Governments Series' investment objective is to seek not only preservation, but also growth of capital, together with moderate current income. The Series seeks to achieve its investment objective through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities. Although the percentage of the Series' assets invested in foreign securities will vary, at least 65% of the Series' assets will be invested in at least three different countries, one of which is the United States, except when the Series' adviser believes that investing for defensive purposes is appropriate.

         MFS Utilities Series. The Utilities Series' investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Series will seek to achieve its objective by investing, under normal circumstances, at least 65% (but up to 100% at the discretion of the Series' adviser) of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

The Fund is advised by Massachusetts Financial Services Company ("MFS"). MFS is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act").

American Century Portfolios, Inc. (formerly TCI Portfolios, Inc.)


The American Century VP International Subaccount and American Century VP Capital Appreciation Subaccount invest in shares of American Century Portfolios, Inc. The Fund currently issues six "series" or classes of shares, each of which represents an interest in a separate Portfolio within the Fund. Two of these series are available for investment under the Contracts: American Century VP International and American Century VP Capital Appreciation.


The investment objectives of the Portfolios are set forth below:

         American Century VP International (formerly TCI International). The investment objective of American Century VP International is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in securities of foreign companies that meet certain fundamental and technical standards of selection and that have, in the opinion of the investment manager, potential for appreciation.

         American Century VP Capital Appreciation (formerly TCI Growth). The investment objective of American Century VP Capital Appreciation is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

The Fund is advised by American Century Investment Management, Inc. (formerly Investors Research Corporation). American Century Investment Management, Inc. is registered with the SEC as an investment adviser under the Advisers Act.

Federated Insurance Series

The Federated American Leaders Fund II Subaccount, Federated High Income Bond Fund II Subaccount, and Federated Prime Money Fund II Subaccount invest in shares of Federated Insurance Series. The Fund currently issues eight "series" or classes of shares, each of which represents an interest in a separate Portfolio within the Fund. Three of these series are available for investment under the Contracts: Federated American Leaders Fund II, Federated High Income Bond Fund II and Federated Prime Money Fund II.

The investment objectives of the Portfolios are set forth below:

         Federated American Leaders Fund II. The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The Fund pursues its investment objectives by investing, under normal circumstances, at least 65% of its total assets in common stock of "blue-chip" companies, which are generally top-quality, established growth companies.

         Federated High Income Bond Fund II. The investment objective of the Federated High Income Bond Fund II is to seek high current income. The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as "junk bonds." The risks of investing in these securities is described in the Prospectus for Federated Insurance Series, which should be read carefully before investing.

     Federated Prime Money Fund II. The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less. The Fund is advised by Federated Advisers. Federated Advisers is registered with the SEC as an investment adviser under the Advisers Act. Dreyfus Variable Investment Fund

         Capital Appreciation Portfolio. The primary investment objective of the Capital Appreciation Portfolio is to provide long-term capital growth consistent with the preservation of capital. Current income is a secondary investment objective. This series invests primarily in the common stocks of domestic and foreign issuers.

         Small Cap Portfolio. The investment objective of the Small Cap Portfolio is to maximize capital appreciation. This series invests primarily in common stocks of domestic and foreign issuers. This series will be particularly alert to companies that it considers to be emerging smaller-sized companies which are believed to be characterized by new or innovative products, services or processes which should enhance prospects for growth in future earnings.

The fund is advised by The Dreyfus Corporation. The Dreyfus Corporation is registered with the SEC as an investment adviser under the Advisers Act.

Dreyfus Stock Index Fund

The primary investment objective of the Stock Index Fund is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. In anticipation of taking a market position, the Fund is permitted to purchase and sell stock index futures. The Fund is neither sponsored by nor affiliated with Standard & Poor's.

THERE IS NO ASSURANCE THAT THE STATED OBJECTIVES AND POLICIES OF ANY OF THE FUNDS WILL BE ACHIEVED.

More detailed information concerning the investment objectives, policies, and restrictions pertaining to the Funds and their expenses, investment advisory services and charges and the risks involved with investing in the Portfolios and other aspects of their operations can be found in the current Prospectus for each Fund that accompanies this Prospectus and the current Statement of Additional Information for each Fund. The Funds' Prospectuses should be read carefully before any decision is made concerning the allocation of premium payments or transfers among the Subaccounts.

Please note that not all of the Portfolios described in the Prospectuses for the Funds are available with the Contract. Moreover, Kansas City Life cannot guarantee that each Fund will always be available for its variable annuity contracts, but in the unlikely event that a Fund is not available, Kansas City Life will take reasonable steps to secure the availability of a comparable fund. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.

Kansas City Life has entered into agreements with either the investment adviser or distributor for each of the Funds pursuant to which the adviser or distributor pays Kansas City Life a fee based upon an annual percentage of the average aggregate net amount invested by Kansas City Life on behalf of the Variable Account and other separate accounts of Kansas City Life. These percentages differ, and Kansas City Life is paid a greater percentage by some investment advisers or distributors than other advisers or distributors. These agreements reflect administrative services provided by Kansas City Life.

Resolving Material Conflicts

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of insurance companies, other than Kansas City Life, offering variable annuity contracts and variable life insurance policies and, in some cases, to certain pension and retirement plans.

We do not currently foresee any disadvantages to you resulting from the Funds' selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Owners whose Contract Values are allocated to the Variable Account and the owners of variable life insurance policies and variable annuity contracts issued by other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold to certain pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of such other contracts (including contracts issued by other companies), and such pension or retirement plans or participants in such plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See each individual Fund's Prospectus for more information.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio of a Fund are no longer available for investment or if, in our judgment, further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management investment company. We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a Portfolio of a Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by Kansas City Life.

If any of these substitutions or changes are made, we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we deem it to be in the best interest of Contract Owners and Annuitants (subject to any approvals that may be required under applicable law), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Kansas City Life separate accounts.

DESCRIPTION OF THE CONTRACT

The Contract is a variable annuity that provides accumulation of Variable Account Value based on the underlying performance of Subaccounts within the Kansas City Life Variable Annuity Separate Account. You may also allocate a portion of your premiums to our Fixed Account. You may elect to participate in our Dollar Cost Averaging, Portfolio Rebalancing, and Systematic Partial Surrender Plans. On the Maturity Date, only fixed annuity payout options will be offered.

Issuance of a Contract

Contracts may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. The maximum Issue Age is 80. However, for Qualified Contracts with an Issue Age of 70 1/2 or greater, distributions may be required to begin immediately. (See "Federal Tax Status," page 29.) The maximum Issue Age may be exceeded under certain circumstances.

Premiums

The minimum initial premium that we will accept is a single premium of $5,000 or annualized payments of $600. Subsequent premium payments may be paid under the Contract at any time during the Annuitant's lifetime and before the Maturity Date. These payments must be for at least $50. We reserve the right, where permitted, to limit the number and amount of additional premium payments.

Free-Look Period

The Contract provides for an initial "free-look" period. You have the right to return the Contract within 10 days after you receive it. When we receive the returned Contract at our Home Office, we will cancel the Contract. The amount that we will refund will vary according to state requirements. Most states allow us to refund Contract Value. In those states, Kansas City Life will return to the Owner an amount equal to the Contract Value, plus the $30 Annual Administration Fee if it has been deducted, as of the earlier of the date the returned Contract is received by us at our Home Office or the date the returned Contract is received by the Kansas City Life representative through whom the Contract was purchased.

A few states require a return of premium payments or, alternatively, the greater of premium payments or Contract Value. In these states, Kansas City Life will refund the greater of (a) the premiums paid under the Contract; and (b) the Contract Value as of the earlier of the date when the returned Contract is received by Kansas City Life at its Home Office or the date the returned Contract is received by the Kansas City Life representative through whom the Contract was purchased (except that some states may only permit the return of premiums). We will also refund the $30 Annual Administration Fee, if it has been deducted.

Allocation of Premiums

At the time of application, you select how we will allocate the initial premium among the Subaccounts of the Variable Account and the Fixed Account. You can change the allocation percentages at any time by sending Written Notice to the Home Office. Changes in your allocation may also be made by telephone if proper authorization has been provided. See "Telephone Transfers and Premium Allocation," page 24.

For Contracts sold to residents of states where we will refund Contract Value under the free-look provision, the initial premium will be allocated directly to the Subaccounts and the Fixed Account. For contracts sold to residents of states that require premiums paid or the greater of Contract Value or premiums paid to be refunded under the free look provision, the initial premium, and any subsequent premiums received during a 15-day period following the Contract Date, will be allocated to the Federated Prime Money Fund II Subaccount for that 15-day period. At the expiration of such 15-day period, we will allocate the amount in the Federated Prime Money Fund II Subaccount to the Subaccounts and the Fixed Account according to your allocation instructions.

We will allocate the initial premium, either directly to the Subaccounts and the Fixed Account or to the Federated Prime Money Fund II Subaccount for the 15-day period, within two business days of receipt of such premium by us at our Home Office. This assumes that the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the initial premium. If the application is not properly completed, we will retain the premium for up to five business days while we attempt to complete the application. If the application is not complete at the end of the 5-day period, we will inform the applicant of the reason for the delay, and the initial premium will be returned immediately, unless the applicant specifically consents to our retaining the premium until the application is complete. Once the application is complete, we will allocate the initial premium within two business days.

We will allocate subsequent premiums at the end of the Valuation Period in which we receive the premium payment according to your allocation instructions in effect at that time.

The values of the Subaccounts of the Variable Account will vary with their investment experience, so that you bear the entire investment risk with respect to the Variable Contract Value. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

Variable Account Value

The Variable Account Value will reflect the investment experience of the selected Subaccounts of the Variable Account, any premiums paid, any surrenders, any transfers, any charges assessed in connection with the Contract, and any Contract indebtedness. There is no guaranteed minimum Variable Account Value, and, because a Contract's Variable Account Value on any future date depends upon a number of factors, it cannot be predetermined.

         Calculation of Variable Account Value. The Variable Account Value is determined on each Valuation Date. Its value will be the aggregate of the values attributable to the Contract in each of the Subaccounts, determined for each Subaccount by multiplying the Subaccount's Unit Value on the relevant Valuation Date by the number of Subaccount accumulation units allocated to the Contract.

         Determination of Number of Accumulation Units. Any amounts allocated to a Subaccount will be converted into accumulation units of that Subaccount. The number of accumulation units to be credited to the Contract is determined by dividing the dollar amount being allocated to the Subaccount by the Unit Value for that Subaccount at the end of the Valuation Period during which the amount was allocated. The number of accumulation units in any Subaccount will be increased at the end of the Valuation Period by any premiums allocated to the Subaccount during the current Valuation Period and by transfers to the Subaccount from another Subaccount or from the Fixed Account during the current Valuation Period. The number of accumulation units in any Subaccount will be decreased at the end of the Valuation Period by any amounts transferred from the Subaccount to another Subaccount or the Fixed Account and any amounts surrendered (including applicable charges) during the current Valuation Period. The number of units in any Subaccount will also be reduced at the beginning of each Contract Year by a pro rata share of the $30 Annual Administration Fee.

         Net Investment Factor. Each Valuation Day, a Net Investment Factor will be calculated. A Subaccount's Net Investment Factor measures the investment performance of an accumulation unit in that Subaccount during a Valuation Period. The Net Investment Factor is the ratio of the Subaccount's current value to the immediately preceding Valuation Day's value, less the daily Mortality and Expense Charge and the daily Asset-Based Administration Charge. The formula for the Net Investment Factor equals:

                                        X  --  Z,
                                        Y

where "X" equals the sum of:

1. the net asset value per accumulation unit held in the Subaccount at the end of the current Valuation Day; plus

2. the per accumulation unit amount of any dividend or capital gain distribution on shares held in the Subaccount during the current Valuation Day; minus

3. the per accumulation unit amount of any capital loss distribution on shares held in the Subaccount during the current Valuation Day; minus

4. the per accumulation unit amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes;

"Y" equals the net asset value per accumulation unit held in the Subaccount as of the end of the immediately preceding Valuation Day; and

"Z" equals the charges deducted from the Subaccount on a daily basis. These two charges, the Asset-Based Administration Charge and the Mortality and Expense Risk Charge, are equal on an annual basis to 1.40% (0.15% for the Asset-Based Administration Charge and 1.25% for the Mortality and Expense Risk Charge).

The Net Investment Factor may be greater or less than, or equal to 1. Therefore, the value of the Subaccount may increase, decrease, or remain the same.

     Determination of Unit Value. The value of an accumulation unit for each of the Subaccounts was arbitrarily set at $10 when the first investments were bought. The accumulation unit value for each subsequent Valuation Period is equal to: A x B, where "A" is equal to the Subaccount's accumulation unit value for the end of the immediately preceding Valuation Day, and

"B" is equal to the Net Investment Factor for the current Valuation Day. This accumulation unit value may increase or decrease from day to day based on investment results.

Transfer Privilege

After the free-look period and prior to the Maturity Date, you may transfer all or part of an amount in the Subaccount(s) to another Subaccount(s) or to the Fixed Account, or transfer a part of an amount in the Fixed Account to the Subaccount(s), subject to the following restrictions. The minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account. A transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 will be treated as a transfer request for the entire amount in that Subaccount or the Fixed Account.

We will make the transfer on the date that we receive Written Notice requesting such transfer. Transfers may also be made by telephone if proper authorization has been provided. See "Telephone Transfers and Premium Allocations," page 24. There is no limit on the number of transfers that can be made between Subaccounts or to the Fixed Account. However, only one transfer may be made from the Fixed Account each Contract Year. (See "Transfers from Fixed Account," page 24, for restrictions). The first six transfers during each Contract Year are free. Any unused free transfers do not carry over to the next Contract Year. We will assess a $25 Transfer Processing Fee for the seventh and each subsequent transfer during a Contract Year. For the purpose of assessing the fee, each written request (or telephone request described in "Telephone Transfers and Premium Allocations," page 24) is considered to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by the transfer. The processing fee will be deducted from the amount being transferred or from the remaining Contract Value, according to your instructions. We reserve the right, where permitted, to suspend or modify this transfer privilege at any time.

Dollar Cost Averaging Plan

The Dollar Cost Averaging Plan, if elected, enables you to transfer systematically and automatically, on a monthly basis for a period of 3 to 36 months, specified dollar amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts. By allocating on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the Dollar Cost Averaging Plan to be effective, amounts should be available for allocation from the Federated Prime Money Fund II Subaccount through periods of low price levels as well as higher price levels.

At least $250 must be transferred from the Federated Prime Money Fund II Subaccount each month. The required amounts may be allocated to the Federated Prime Money Fund II Subaccount through initial or subsequent premium payments or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account (which may be subject to certain restrictions).

You may elect this plan at the time of application by completing the authorization on the application or at any time after the Contract is issued by properly completing the election form and returning it to us. The election form allows you to specify the number of months for the Dollar Cost Averaging Plan to be in effect. Dollar Cost Averaging transfers may not commence until the later of (a) 30 days after the Contract Date and (b) 5 days after the end of the free-look period.

Once elected, transfers from the Federated Prime Money Fund II Subaccount will be processed monthly until the number of designated transfers have been completed, or the value of the Federated Prime Money Fund II Subaccount is completely depleted, or you send us Written Notice instructing us to cancel the monthly transfers.

Transfers made under the Dollar Cost Averaging Plan will not count toward the six transfers permitted each Contract Year without imposing the Transfer Processing Fee.

Portfolio Rebalancing Plan

You may elect to have the accumulated balance of each Subaccount redistributed to equal a specified percentage of the Variable Account Value. This will be done on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which the Portfolio Rebalancing Plan commences. If elected, this plan automatically adjusts your Portfolio mix to be consistent with the allocation most recently requested. The redistribution will not count toward the six transfers permitted each Contract Year without imposing the Transfer Processing Fee. If the Dollar Cost Averaging Plan has been elected and has not been completed, the Portfolio Rebalancing Plan will commence on the Monthly Anniversary Day following the termination of the Dollar Cost Averaging Plan.

You may elect this plan at the time of application by completing the authorization on the application or at any time after the Contract is issued by properly completing the election form and returning it to us. Portfolio rebalancing will terminate when you request any transfer or the day we receive Written Notice instructing us to cancel the Portfolio Rebalancing Plan. If the Contract Value is negative at the time portfolio rebalancing is scheduled, the re-distribution will not be completed.

Partial and Full Cash Surrenders

     Partial Surrenders. At any time before the earlier of the death of the Annuitant or the Maturity Date, you may surrender part of the Cash Surrender Value. We will surrender the amount requested from the Contract Value on the date we receive Written Notice for the surrender at our Home Office. Any applicable Surrender Charge will be deducted from the amount surrendered or from the remaining Contract Value, according to your instructions. If the remaining Contract Value is less than the Surrender Charge, the amount surrendered will be reduced. The surrender will be made from each Subaccount and the Fixed Account based on your instructions.

Subject to certain restrictions, a partial surrender of up to 10% of the Contract Value will not be subject to a Surrender Charge. (See "Amounts Not Subject to Surrender Charge," page 25.)

     Systematic Partial Surrender Plan. The Systematic Partial Surrender Plan enables you to preauthorize a periodic exercise of the partial surrender right. If you wish to participate in the plan, you should instruct us to surrender a particular dollar amount from the Contract on a monthly, quarterly, semi-annual or annual basis. The minimum distribution is $100. The surrender will be made from each Subaccount and the Fixed Account based on your instructions.

Subject to certain restrictions, you may surrender up to 10% of the Contract Value each Contract Year under the Systematic Partial Surrender Plan without incurring a Surrender Charge. (See "Amounts Not Subject to Surrender Charge," page 25.)

You may discontinue participation in the Systematic Partial Surrender Plan at any time by sending us Written Notice.

Certain federal income tax consequences may apply to partial and systematic partial surrenders. Therefore, you should consult with your tax adviser before requesting a partial or systematic partial surrender. (See "Federal Tax Status," page 29.)

     Full Surrender. At any time before the earlier of the death of the Annuitant or the Maturity Date, you may request a surrender of the Contract for its Cash Surrender Value. The Cash Surrender Value will equal the Contract Value less any applicable Surrender Charge, any indebtedness, any premium taxes payable, and any withholding taxes. The Cash Surrender Value will be determined on the date we receive Written Notice of surrender and the Contract at our Home Office. The Cash Surrender Value will be paid in a lump sum unless the Owner requests payment under a Payment Option.

Subject to certain restrictions, up to 10% of the Contract Value will not be subject to a Surrender Charge. (See "Amounts Not Subject to Surrender Charge," page 25.)

Certain federal income tax consequences may apply to a surrender of the Contract. Therefore, you should consult with your tax adviser before requesting a surrender. (See "Federal Tax Status," page 29.)

     Restrictions on Distributions from Certain Contracts. There are certain restrictions on surrenders and partial surrenders from Contracts used as funding vehicles for Internal Revenue Code Section 403(b) retirement plans. Section 403(b)(11) of the Internal Revenue Code of 1986, as amended, restricts the distribution under Section 403(b) annuity contracts of: (i) elective contributions made in years beginning after December 31, 1988; (ii) earnings on those contributions; and (iii) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Contract Termination

We may end the Contract and pay you the Cash Surrender Value if, before the Maturity Date, all of these events simultaneously exist:

  1.  no premiums have been paid for at least two years;
  2.  the Contract Value is less than $2,000; and
  3.  the total premiums paid, less any partial surrenders, is less than $2,000.

We will mail a termination notice to you at your last known recorded address and to the holder of any assignment of record at least six months before such termination. We reserve the right to automatically terminate the Contract on the date specified in the notice, unless we receive an additional premium payment before the termination date specified in the notice or the Contract Value has increased to the amount specified above. This additional premium payment must be for at least the required minimum amount.

Contract Loans

If your Contract is a 403(b) (TSA) Qualified Contract, you have the option of taking a contract loan at any time after the first Contract Year. You may obtain a contract loan by submitting a Written Notice to us at our Home Office. The only security we require is an assignment of the Contract to us. Only one loan per Contract Year will be allowed.

The current loan amount and any withdrawals for unpaid interest will be shown on your annual report.

     Amount of Loan Available. You may borrow up to the lesser of:

(1) $50,000, reduced by the excess (if any) of the highest outstanding loan balance during the 1-year period ending on the day before the loan is made over the outstanding loan balance on the day loan is made,

(2) the greater of 50% of the Cash Surrender Value of the Contract or $10,000, or

(3) the Cash Surrender Value less any outstanding loans, determined as of the date of the loan.

At any time a new loan is made, the sum of all prior loans and loan interest outstanding, when added to the current loan applied for, may not exceed the applicable limit described above. Each loan must be at least $2,500.

     Loan Account. When a loan is made, an amount equal to the loan will be withdrawn from the Fixed Account and Variable Account and transferred to the loan account. The loan account is part of the Fixed Account. If allocation instructions are not specified in your loan application, the loan will be withdrawn pro rata from all Subaccounts of the Variable Account having Subaccount values and from the Fixed Account. Amounts transferred to the loan account do not participate in the investment experience of the Fixed Account and Variable Account from which they were withdrawn.

     Interest Credited on Loaned Amount. Amounts in the loan account will earn interest at the minimum guaranteed effective annual interest rate of 3.0% per year. Different interest rates may be applied to the loan account than the Fixed Account. Any interest credited on loaned amounts will remain in the Fixed Account.

     Loan Interest Charged. On each Contract Anniversary, accrued interest will be charged on a contract loan at the maximum rate of 8% per year. We may establish a lower rate for any period during which the contract loan is outstanding. Interest is payable at the end of each Contract Year and on the date the loan is repaid.

If the loan interest payment is not received by the Contract Anniversary, we will transfer the accrued loan interest from the Fixed Account and Variable Accounts to the loan account on a pro rata basis.

     Repayment of Loan. Any loan repayment must be specifically identified as such in order to insure that it will be applied correctly. Each loan repayment will result in a transfer of an amount equal to the loan repayment from the loan account to the Fixed Account and/or Variable Account. Your current premium allocation schedule will be used to allocate the loan repayment, unless you provide specific instructions to allocate the loan repayment differently. Each payment must be at least $25.

Principal and interest must be repaid in substantially equal monthly payments over a 5-year period. You are allowed a 31-day grace period from the installment due date. If a monthly installment is not received within the 31-day grace period, a deemed distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any Surrender Charge, will be made. This deemed distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Internal Revenue Code section 403(b).

     Indebtedness. Indebtedness means all unpaid contract loans and loan interest. Any outstanding indebtedness will be deducted from the Contract proceeds. Your Contract will be terminated whenever your total indebtedness exceeds the Cash Surrender Value of the Contract. We will mail notice to your last known address recorded with us at least 31 days before such termination.

         ERISA Plans. If your 403(b) (TSA) Qualified Contract is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), you should consult with a qualified legal adviser about compliance with ERISA requirements prior to requesting a contract loan.

Death Benefit Before Maturity Date

     Death of Annuitant. If the Annuitant dies before the Maturity Date, we will pay the death benefit under the Contract to the Beneficiary.

The death benefit is equal to the greater of: (i) the guaranteed death benefit less any indebtedness; and (ii) the Contract Value less any indebtedness on the date we receive due proof of the Annuitant's death. On the Contract Date, the guaranteed death benefit is equal to the initial premium payment. Thereafter, any subsequent premium payment will immediately increase the guaranteed minimum death benefit by the amount of the premium payment. Any partial surrender will immediately decrease the guaranteed death benefit by the same percentage that the surrender decreases the Contract Value.

The proceeds will be paid to the Beneficiary in a lump sum unless you or the Beneficiary elect a Payment Option. If the Annuitant is the Owner, the proceeds must be distributed in accordance with the rules described below in "Death of Owner" for the death of an Owner before the Maturity Date.

There is no death benefit payable if the Annuitant dies on or after the Maturity Date.

     Death of Owner. If an Owner dies before the Maturity Date, federal tax law requires (for a Non-Qualified Contract) that the Contract Value (or if the Owner is the Annuitant, the proceeds payable upon the Annuitant's death) be distributed to the Beneficiary within five years after the date of the Owner's death. If an Owner dies on or after the Maturity Date, any remaining payments must be distributed at least as rapidly as under the Payment Option in effect on the date of such Owner's death.

These distribution requirements will be considered satisfied as to any portion of the proceeds payable to or for the benefit of the Beneficiary, and which is distributed over the life (or a period not exceeding the life expectancy) of that Beneficiary, provided that such distributions begin within one year of the Owner's death and the Beneficiary is a natural person.

If the Owner's spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner. If the Contract has joint Owners, the surviving joint Owner will be the Beneficiary, unless otherwise specified in the application. Joint Owners must be husband and wife as of the Contract Date.

If the Owner is not an individual, the Annuitant, as determined in accordance with Section 72(s) of the Internal Revenue Code, will be treated as the Owner for purposes of these distribution requirements, and any changes in the Annuitant will be treated as the death of the Owner.

If the Beneficiary desires to leave the Contract in force and the death benefit due to the Beneficiary is greater than the Contract Value because the Owner is the Annuitant, we will increase the Contract Value to equal the death benefit. This increase will be based upon the Contract Value on the date we are notified of the death of the Owner.

Other rules may apply to a Qualified Contract.

Proceeds on Maturity Date

You select the Maturity Date. The Maturity Date is when the Contract Value, less any indebtedness, will be applied under a Life Payment Option, unless you have elected to receive the Cash Surrender Value as a lump sum payment or as a Non-Life Payment Option. The latest Maturity Date is the later of the Contract Anniversary following the Annuitant's 85th birthday and the tenth Contract Anniversary. However, for Qualified Contracts, distributions may be required to begin at age 70 1/2. Certain states limit the maximum Maturity Date.

On the Maturity Date, the proceeds will be applied under the Life Annuity with Ten Year Certain Payment Option, unless you have chosen to have the proceeds paid under another Payment Option or in a lump sum. (See "Payment Options," page 27.) If a Life Payment Option is elected, the amount that will be applied is the Contract Value less any indebtedness as of the Maturity Date; if a Non-Life Payment Option or a lump sum payment is chosen, the proceeds applied or the amount paid will be the Cash Surrender Value as of the Maturity Date.

The Maturity Date may be changed subject to these limitations: your Written Notice must be received at our Home Office at least 30 days before the current Maturity Date; the requested Maturity Date must be a date that is at least 30 days after receipt of the Written Notice; and the requested Maturity Date must be not later than any earlier Maturity Date required by law.

Payments

We will usually pay any partial surrender, full surrender, or death benefit within seven days of receipt of a Written Notice of surrender or receipt and filing of due proof of death. However, payments may be postponed if:

1. the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC; or

2. the SEC permits by an order the postponement for the protection of contract owners; or

3. the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practicable.

If a recent premium payment or loan repayment has been made by check or draft, we reserve the right to defer payment until such check or draft has been honored.

Under certain circumstances and in accordance with established administrative procedures, we will pay death benefit proceeds through Kansas City Life's Personal Growth Account, an interest bearing account. Proceeds paid through the Personal Growth Account are placed in our general account. Check-writing privileges are provided in the Personal Growth Account under which the bank that pays the check will be reimbursed by Kansas City Life out of the proceeds held in our general account. The Personal Growth Account is not a bank account and is not insured nor guaranteed by the FDIC or any other government agency. A Contract Owner or beneficiary (whichever applicable) will have immediate access to the proceeds by writing a check on the account. We pay interest from the date of death to the date the Personal Growth Account is closed.

We reserve the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date of receipt of Written Notice for a partial surrender, full surrender, or transfer. If payment is not made within 30 days after receipt of documentation necessary to complete the transaction, or such shorter period required by a particular jurisdiction, interest will be added to the amount paid from the date of receipt of documentation at 3% or such higher rate required for a particular state.

Modifications

Upon notice to the Owner, Kansas City Life may modify the Contract, but only if such modification is necessary to:

1. make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject;

2. assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts (except that Owner consent may be required by some states);

3.   reflect a change in the operation of the Variable Account; or

4. provide additional Variable Account and/or fixed accumulation options.

We reserve the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the owner of the assets of the Variable Account.

In the event of any such modifications, we will make appropriate endorsement to the Contract, if required.

Reports to Contract Owner

At least annually, we will mail to you, at your last known address of record, a report containing the Contract Value and Cash Surrender Value of the Contract and any further information required by any applicable law or regulation. The information will be as of a date not more than two months prior to the date of mailing.

Contract Inquiries

Inquiries regarding a Contract may be made by writing to Kansas City Life at its Home Office, 3520 Broadway, P.O. Box 419364, Kansas City, Missouri 64141-6364.

THE FIXED ACCOUNT

You may allocate some or all of the premiums and transfer some or all of the Variable Account Value to the Fixed Account, which is part of our General Account and pays interest at declared rates guaranteed for each calendar year (subject to a minimum interest rate we guarantee to be 3%). The principal, after deductions, is also guaranteed. Our General Account supports our insurance and annuity obligations.

The Fixed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the "1933 Act"), and neither the Fixed Account nor our General Account has been registered as an investment company under the 1940 Act. Therefore, neither Kansas City Life's General Account, the Fixed Account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts that are included in this Prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The portion of the Contract Value allocated to the Fixed Account will be credited with rates of interest, as described below. Since the Fixed Account is part of our General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates


The Fixed Account Value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. We intend to credit the Fixed Account Value with current rates in excess of the minimum guarantee but we are not obligated to do so. Kansas City Life has no specific formula for determining current interest rates. Since we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations to and from the Fixed Account Value will be credited with different current interest rates, based upon the date amounts are allocated into the Fixed Account. While we may change the interest rate credited to new deposits at any time, the interest rate credited to amounts allocated to the Fixed Account and accrued interest thereon will not change more often than once per year. Any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate of 3% per year will be determined in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed rate. The Fixed Account Value will not share in the investment performance of the Company's General Account or any portion thereof.


Amounts deducted from the Fixed Account for the Annual Administration Fee, surrenders, transfers to the Subaccounts, or charges are currently, for the purpose of crediting interest, accounted for on a last-in, first-out ("LIFO") method. We reserve the right to change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 3% per annum or shorten the period for which the interest rate applies to less than a year (except for the year in which such amount is received or transferred).

Calculation of Fixed Account Value

The Fixed Account Value at any time is equal to amounts allocated or transferred to it, plus interest credited to it, minus amounts deducted, transferred, or surrendered from it.

Transfers from Fixed Account

One transfer each Contract Year is allowed from the Fixed Account to any or all of the Subaccounts. The amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer, unless the balance after the transfer is less than $250, in which case we will transfer the entire amount.

Payment Deferral

We reserve the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date of receipt of the Written Notice for the partial or full surrender or transfer.

Telephone Transfers and Premium Allocations

Telephone transfers and changes in premium allocations will be based upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization has been provided to us. We reserve the right to suspend telephone transfer and changes in premium allocations privileges at any time, for any reason, if we deem such suspension to be in the best interests of Contract Owners.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if we follow those procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if we do not follow those reasonable procedures. The procedures we will follow for telephone transfers and changes in premium allocations include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

         General. We do not deduct a charge for sales expense from premiums at the time premiums are paid. However, within certain time limits described below, we will deduct a Surrender Charge (contingent deferred sales charge) from the Contract Value if a partial surrender is made, a Contract is surrendered, or if a Non-Life Payment Option is elected. In the event Surrender Charges are not sufficient to cover sales expenses, we will bear the loss. Conversely, if the amount of such charges proves more than enough, we will retain the excess. We do not currently believe that the Surrender Charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from our general assets, which may include amounts derived from the Mortality and Expense Risk Charge.

         Charge for Partial Surrender or Surrender. If a partial surrender is made or a Contract is surrendered, the applicable Surrender Charge will be as follows:

                                       Contract Year in        Charge as
                                        Which Surrender      Percentage of
                                           Occurs           Amount Surrendered

                                              1                      7%
                                              2                      7
                                              3                      7
                                              4                      6
                                              5                      5
                                              6                      4
                                              7                      2
                                         8 and after                 0

We will not deduct a Surrender Charge if the surrender occurs after seven full Contract Years.

In no event will the total Surrender Charges assessed under a Contract exceed 8 1/2% of the total premiums paid under that Contract.

If you surrender the Contract, we will deduct the Surrender Charge from the Contract Value in determining the Cash Surrender Value. For a partial surrender, we will deduct the Surrender Charge from the amount surrendered or from Contract Value remaining after the amount requested is surrendered, according to your instructions.

     Amounts Not Subject to Surrender Charge. If you have not elected to participate in the Systematic Partial Surrender Plan, your first partial surrender during a Contract Year will not be subject to a Surrender Charge to the extent that the amount surrendered is not in excess of 10% of the Contract Value at the time of the surrender. This 10% free partial surrender is limited to the first partial surrender per Contract Year, even if the amount surrendered is less than 10% of the Contract Value. We will assess a Surrender Charge on any amounts surrendered in excess of 10% or subsequent to the first partial surrender in a Contract Year. The 10% free partial surrender is not cumulative from Contract Year to Contract Year.

Similarly, if you have not elected to participate in the Systematic Partial Surrender Plan and you have not received any partial surrenders during a Contract Year, upon a full surrender, the Surrender Charge will not apply to 10% of the Contract Value. That is, only 90% of the Contract Value will be subject to a Surrender Charge.

If you have elected to participate in the Systematic Partial Surrender Plan, up to 10% of the Contract Value may be surrendered each Contract Year without a Surrender Charge. You are limited to one election of the Systematic Partial Surrender Plan per Contract Year without being subject to the surrender charge, even if the amount surrendered during that Contract Year is less than 10% of the Contract Value. In the Contract Year in which you elect to participate in the plan, the 10% limitation will be calculated based on the Contract Value at the time of election. In each subsequent Contract Year in which you continue to participate in the Plan, the 10% limitation will be calculated based on the Contract Value as of the beginning of that year. We will notify you if the total amount to be surrendered in a subsequent Contract Year will exceed 10% of the Contract Value as of the beginning of such Contract Year. Unless you instruct us to reduce the surrender amount for that year so that it does not exceed the 10% limit, we will continue to process surrenders for the designated amount. Once the amount of the surrender exceeds the 10% limit, we will deduct the applicable Surrender Charge from the remaining Contract Value. After the seventh Contract year, when the Surrender Charge reaches zero, we will not charge a Surrender Charge on surrenders under the Systematic Partial Surrender Plan, regardless of the amount of Contract Value surrendered under the plan.

If you elect to participate in the Systematic Partial Surrender Plan during a Contract Year in which you have already received a partial surrender, that partial surrender will not be subject to Surrender Charge (subject to the restrictions discussed above), but the partial surrenders under the plan during the remainder of that Contract Year will be subject to a Surrender Charge.

     Nursing Home Waiver. If we receive satisfactory proof that the Owner is admitted to a licensed nursing home, the full Contract Value may be paid out equally over at least a three year period with no Surrender Charges. The Owner must be confined for at least 90 days before the Surrender Charges will be waived. This waiver may not be available in all states.

Transfer Processing Fee

The first six transfers during each Contract Year are free. We will assess a Transfer Processing Fee for each additional transfer during such Contract Year. For the purpose of assessing the fee, we will consider each Written Notice or telephone request seeking a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the Transfer Processing Fee from the amount being transferred or from the remaining Contract Value, according to your instructions. We do not expect a profit from this fee.

Administrative Charges

     Annual Administration Fee. At the beginning of each Contract Year, we will deduct from the Contract Value an Annual Administration Fee of $30 (or less if required by applicable state law) to reimburse us for administrative expenses relating to the Contract. We will waive this fee for Contracts with Contract Values of $50,000 or more at the beginning of the applicable Contract Year. We will deduct the charge from each Subaccount and the Fixed Account based on the proportion that the value in each such account bears to the total Contract Value. We do not expect to make a profit on this fee. No Annual Administration Fee is payable after the Maturity Date.

     Asset-Based Administration Charge. To compensate us for costs associated with administration of the Contracts, prior to the Maturity Date we will deduct a daily Asset-Based Administration Charge from the assets of the Variable Account equal to an annual rate of .15%. We do not expect to make a profit from this charge.

Mortality and Expense Risk Charge

To compensate us for assuming mortality and expense risks, prior to the Maturity Date we will deduct a daily Mortality and Expense Risk Charge from the assets of the Variable Account. We will impose a charge in an amount that is equal to an annual rate of 1.25% (daily rate of 0.0034247%) (approximately 0.70% for mortality risk and 0.55% for expense risk).

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Annuitant dies before the Maturity Date. The expense risk we assume is the risk that the Annual Administration Fee, Asset-Based Administration Charge, and Transfer Processing Fee may be insufficient to cover actual future expenses.

If the Mortality and Expense Risk Charge is insufficient to cover the actual cost of the mortality and expense risks we undertake, we will bear the shortfall. Conversely, if the charge proves more than sufficient, the excess will be our profit and will be available for any proper corporate purpose including, among other things, payment of sales expenses.

Premium Taxes

Various states and other governmental entities levy a premium tax, currently ranging up to 3.5%, on annuity contracts issued by insurance companies. Premium tax rates are subject to change from time to time by legislative and other governmental action. In addition, other governmental units within a state may levy such taxes.

If premium taxes are applicable to a Contract, we will deduct them upon surrender or when we apply the Contract proceeds to a Payment Option or a lump sum payment.

Reduced Charges for Eligible Groups

The charges otherwise applicable may be reduced with respect to Contracts issued to a class of associated individuals or to a trustee, employer or similar entity where Kansas City Life anticipates that the sales to the members of the class will result in lower than normal sales or administrative expenses. These reductions will be made in accordance with our rules in effect at the time of the application for a Contract. The factors we will consider in determining the eligibility of a particular group for reduced charges and the level of the reduction are as follows: the nature of the association and its organizational framework, the method by which sales will be made to the members of the class, the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks, the anticipated persistency of the Contract, the size of the class of associated individuals and the number of years it has been in existence and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interest of the Contract holder.

Other Taxes

Currently, no charge is made against the Variable Account for federal income taxes. We may make such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us. We may also deduct charges for other taxes attributable to the Variable Account, if any.

Investment Advisory Fees and Other Expenses of the Funds

Because the Variable Account purchases shares of the Funds, the net assets of each Subaccount of the Variable Account will reflect the investment advisory fees and operating expenses incurred by the Funds. For each Portfolio, an investment adviser is paid a daily fee by the Funds for its investment advisory services. Each advisory fee is a percentage of a Portfolio's average daily net assets, and thus the actual fee paid depends on the Portfolio and the assets of such Portfolio. Each Portfolio of the Funds is also responsible for its operating expenses. The accompanying current Prospectuses for the Funds give further details.

PAYMENT OPTIONS

The Contract ends on the Maturity Date. If you have elected a Life Payment Option (Options 4 and 5 described below), we will apply the Contract Value to that option. If you have elected a Non-Life Payment Option (Options 1, 2, and 3 described below), or you have elected to receive a lump sum payment, we will apply the Cash Surrender Value. If an election of a Payment Option has not been filed at our Home Office on the Maturity Date, we will pay the Contract proceeds as a life annuity with payments for ten years guaranteed. Prior to the Maturity Date, you may have the Contract Value applied under a Life Payment Option, or the Cash Surrender Value applied to a Non-Life Payment Option or you may receive a lump sum payment. Upon the death of the Annuitant, the Beneficiary can have the death benefit applied under a Payment Option. We will deduct any premium tax applicable from the Cash Surrender Value or the Contract Value at the time payments commence. The Contract must be surrendered so that the applicable amount can be paid in a lump sum or a supplemental contract for the applicable Payment Option can be issued.

The Payment Options available are described below. The term "Payee" means a person who is entitled to receive payment under that option. The Payment Options are fixed, which means that each option has a fixed and guaranteed amount to be paid during the annuity payment period that is not in any way dependent upon the investment experience of the Variable Account.

Election of Options

You may elect, revoke or change an option at any time before the Maturity Date while the Annuitant is living. If the Payee is other than the Owner, the election of a Payment Option requires our consent. If an election is not in effect at the Annuitant's death or if payment is to be made in one sum under an existing election, the Beneficiary may elect one of the options after the death of the Annuitant.

An election of option and any revocation or change must be made by Written Notice and filed with the Home Office. An option may not be elected if any periodic payment under the election would be less than $50. Subject to this condition, we will make payments annually or monthly at the end of such period.

Description of Options

         Option 1 - Interest Payments. We will make guaranteed interest payments to the Payee annually or monthly as elected. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year and we may pay additional interest annually. The proceeds and any unpaid interest may be withdrawn in full at any time.

         Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the proceeds plus interest are fully paid. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year, and we may pay additional interest. The present value of any unpaid installments may be withdrawn at any time.

         Option 3: Installments for a Specified Period. We will pay the proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year. We may also pay additional interest. The present value of any unpaid installments may be withdrawn at any time.

         Option 4: Life Income. We will pay an income during the Payee's lifetime. A minimum guaranteed payment period may be chosen. Payments received under the Installment Refund Option will continue until the total income payments received equal the proceeds applied.

         Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay an income as long as either person is living. A minimum guaranteed payment period of ten years may be chosen.

YIELDS AND TOTAL RETURNS

From time to time, we may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may, from time to time, advertise or include in sales literature performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.

Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds. The Funds' performance in part reflects the Funds' expenses. (See the Prospectuses for the Funds.)

The yield of the Federated Prime Money Fund II Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Subaccount (except the Federated Prime Money Fund II Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided. For periods prior to the date the Variable Account commenced operations, performance information for Contracts funded by the Subaccounts will be calculated based on the performance of the Funds' Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds' Portfolios, with the level of Contract charges that were in effect at the inception of the Subaccounts for the Contracts.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

In addition to the standard version described above, total return performance information computed on two different non-standard bases may be used in advertisements. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the Surrender Charge. In addition, we may from time to time disclose average annual total return in non-standard formats and cumulative total return for Contracts funded by Subaccounts.

We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Portfolios of the Funds, including such disclosures for periods prior to the date the Variable Account commenced operations.

Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.


Kansas City Life Insurance Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.


In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), and the Variable Annuity Research Data Service ("VARDS") are independent services that monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS and Morningstar prepare risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. Performance data published by CDA/Weisenberger also may be used in advertisements and sales literature.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

FEDERAL TAX STATUS

The Following Discussion is General and
Is Not Intended as Tax Advice

Introduction

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the annuity contract that we issued. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon our understanding of the present federal income tax laws, as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Contract"). The Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of a Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a Contract. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Contract

         Diversification Requirements. Section 817(h) of the Code provides that separate account investments underlying a Contract must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as an annuity contract under Section 72 of the Code. The Variable Account, through each Portfolio of the Funds, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various Subaccounts may be invested. Although we do not have control over the Funds in which the Variable Account invests, we believe that each Portfolio in which the Variable Account owns shares will meet the diversification requirements.

In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable annuity Contract Owner's gross income. Several years ago, the IRS stated in published rulings that a variable Contract Owner will be considered the owner of separate account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which Contract Owners may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that Contract Owners were not owners of separate account assets. For example, the Owner of a Contract has the choice of more Subaccounts in which to allocate premiums and Contract values, and may be able to transfer among Subaccounts more frequently than in such rulings. These differences could result in the Contract Owner's being treated as the owner of the assets of the Variable Account. In addition, Kansas City Life does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the owner of the assets of the Variable Account.

         Required Distributions. In addition to the requirements of Section 817(h) of the Code, in order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that: (a) if any Owner dies on or after the Maturity Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the Maturity Date, the entire interest in the Contract will be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of the deceased Owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner's death. The Owner's "designated beneficiary" is the person designated by such owner as a Beneficiary and to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the Owner's "designated beneficiary" is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. Kansas City Life intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

Taxation of Annuities

         In General. Section 72 of the Code governs taxation of annuities in general. We believe that an Owner who is a natural person generally is not taxed on increases in the value of a Contract until distribution occurs by surrendering all or part of the Contract Value (e.g., partial surrenders and surrenders) or as annuity payments under the Payment Option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

The Owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year. There are some exceptions to this rule, and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

         Partial Surrenders. In the case of a partial surrender from a Qualified Contract, under Section 72(e) of the Code a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of any individual under a Contract which was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from Qualified Contracts.

In the case of a partial surrender (including systematic withdrawals) from a Non-Qualified Contract before the Maturity Date, under Code Section 72(e) amount received are generally first treated as taxable income to the extent that the Contract Value immediately before the partial surrender exceeds the "investment in the contract" at that time. Any additional amount surrendered is not taxable.

In the case of a full surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract."

         Annuity Payments. Although tax consequences may vary depending on the Payment Option elected under an annuity contract, under Code Section 72(b), generally (prior to recovery of the investment in the contract) gross income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the contract bears to the expected return at the annuity starting date. Stated differently, prior to recovery of the investment in the contract, generally, there is no tax on the amount of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payment; however, the remainder of each income payment is taxable. After the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable.

         Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of an Owner or an Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract or (ii) if distributed under a Payment Option, they are taxed in the same way as annuity payments. For these purposes, the investment in the contract is not affected by the Owner's or Annuitant's death. That is, the investment in the contract remains the amount of any purchase payments paid that were not excluded from gross income.
         Penalty Tax on Certain Withdrawals. In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty on distributions:

          1.   made on or after the taxpayer reaches age 59 1/2;

          2. made on or after the death of the holder (or if the holder is not an individual, the death of the primary annuitant);

          3.   attributable to the taxpayer's becoming disabled;

          4. a part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary;

          5. made under an annuity contract that is purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

          6. made under certain annuities issued in connection with structured settlement agreements.

Other tax penalties may apply to certain distributions under a Qualified Contract, as well as to certain contributions, loans, and other circumstances.



     Possible Tax Changes. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of the Contracts. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.


Transfers, Assignments or Exchanges of a Contract


A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Maturity Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange of a Contract should contact a competent tax adviser with respect to the potential tax effects of such a transaction.


Withholding

Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. Effective January 1, 1993, distributions from certain qualified plans are generally subject to mandatory withholding.


"Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.


Multiple Contracts

All non-qualified deferred annuity contracts that are issued by Kansas City Life (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under Section 72(e). The effects of this rule are not yet clear; however, it could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity contract.

Taxation of Qualified Contracts

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract Owners, the Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless Kansas City Life consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the Contracts comply with applicable law. Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. We will amend the Contract as necessary to conform it to the requirements of such plan.


     For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the Owner's death.


         Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contract to provide benefits under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to the transfer of the Contract. Corporate employers intending to use the Contract with such plans should seek competent advice.


     Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." IRA contributions are generally limited each year to the lesser of $2,000 or 100% of the Contract Owner's adjusted gross income and may be deductible in whole or in part depending on the individual's income. Distributions from certain other types of qualified plans, however, may be "rolled over" on a tax-deferred basis into an IRA without regard to this limit. Earnings in an IRA are not taxed while held in the IRA. All amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are also subject to a 10% penalty tax. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service.


     Simple IRAs. Certain small employers may establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $6,000 (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10 percent penalty tax, which is increased to 25 percent of the distribution occurs within the first two years after the commencement of the employee's participation in the plan.


     Roth IRAs. Effective January 1, 1998, section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2(subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to the Roth IRA.

     Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. However, these payments may be subject to FICA (Social Security) taxes.


         Restrictions under Qualified Contracts. Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

Possible Charge for Kansas City Life's Taxes

At the present time, we do not assess a charge to the Subaccounts for any federal, state, or local taxes that we incur which may be attributable to such Subaccounts or the Contracts. However, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Subaccounts or to the Contracts.

Other Tax Consequences

As noted above, the foregoing comments about the federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

DISTRIBUTION OF THE CONTRACTS


The Contracts will be offered to the public on a continuous basis, and we do not anticipate discontinuing the offering of the Contracts. However, we reserve the right to discontinue the offering. Applications for Contracts are solicited by agents who are licensed by applicable state insurance authorities to sell our variable annuity contracts and who are also registered representatives of Sunset Financial Services, Inc. ("Sunset Financial"), one of our wholly-owned subsidiaries, or of broker-dealers who have entered into written sales agreements with Sunset Financial. Sunset Financial is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Sunset Financial acts as the Principal Underwriter, as defined in the 1940 Act, of the Contracts for the Variable Account pursuant to an Underwriting Agreement between Kansas City Life and Sunset Financial. Sunset Financial is not obligated to sell any specific number of Contracts. Sunset Financial's principal business address is 3520 Broadway, Kansas City, Missouri 64111. Sunset Financial will receive commissions of up to 4.2%. Additional amounts may be paid in certain circumstances. Underwriting commissions of the following amounts were paid to Sunset Financial for sale of the Contracts; $18,392 in 1995, $905,864 in 1996 and $4,696,138 in
1997. None of these amounts were retained by Sunset Financial.


When policies are sold through other broker-dealers that have entered into selling agreements with Sunset Financial Services, the commission which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Kansas City Life's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. The broker-dealers will be compensated as provided in the selling agreements, and Sunset Financial Services, Inc. will reimburse Kansas City Life for such amounts and for certain other direct expenses in connection with marketing the Contracts through other broker-dealers.

LEGAL PROCEEDINGS


Kansas City Life and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Kansas City Life believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or Kansas City Life.


VOTING RIGHTS

In accordance with our view of current applicable law, we will vote the Portfolio shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or we determine that we are allowed to vote the Portfolio shares in our own right, we may elect to do so.

The number of votes that are available to an Owner will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. The number of votes attributable to a Subaccount will be determined by applying an Owner's percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. An Owner holds a voting interest in each Subaccount to which the Variable Account is allocated. The Owner only has a voting interest prior to the Maturity Date.

The number of votes of a Portfolio that are available to the Owner will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the relevant meeting of each Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Funds.

Fund shares as to which no timely instructions are received and shares held by Kansas City Life in a Subaccount as to which an Owner has no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Contracts participating in that Subaccount. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports, and other material relating to the appropriate Portfolio.

PREPARING FOR YEAR 2000


Like all financial services providers, Kansas City Life utilizes systems that may be affected by Year 2000 transition issues, and it relies on service providers, including the Funds, that also may be affected. Kansas City Life has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on Kansas City Life. However, as of the date of this prospectus, it is not anticipated that Contract Owners will experience negative effects of their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. Kansas City Life currently anticipates that its systems will be Year 2000 compliant on or about January 1, 1999, but there can be no assurance that we will be successful, or that interaction with other service providers will not impair our services at that time.


COMPANY HOLIDAYS


We are closed on the following holidays: New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additional holidays in 1998 will be September 25 and November 27. Holidays that fall on a Saturday will be recognized on the previous Friday. Holidays that fall on a Sunday will be recognized on the following Monday.


FINANCIAL STATEMENTS


Kansas City Life's consolidated balance sheet as of December 31, 1997 and 1996 and the related statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1997, appearing in the Statement of Additional Information should be considered only as bearing on Kansas City Life's ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Account. Financial statements for the Variable Account for the year ended December 31, 1997 and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 1997 also appear in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
                                                                          Page

Additional Contract Provisions       1
         The Contract                                                      1
         Incontestability                                                  1
         Misstatement of Age or Sex                                        1
         Non-Participation                                                 1
Calculation of Yields and Total Returns                                    1
         Federated Prime Money Fund II Subaccount Yields                   1
         Other Subaccount Yields                                           2
         Average Annual Total Returns                                      3
         Other Total Returns                                               5
         Effect of the Administration Fee on Performance Data              6
Termination of Participation Agreements                                    6
Safekeeping of Account Assets                                              7
State Regulation                                                           7
Records and Reports                                                        8
Legal Matters                                                              8
Experts                                                                    8
Other Information                                                          8
Financial Statements                                                       8

---------------------------(---------------------------------------------------
To order a copy of the Statement of Additional Information you must complete and mail the form below, or you may call (800) 616-3670 to order a copy.

To: Kansas City Life Insurance Company
    Variable Administration Department
    P.O. Box 419364
    Kansas City, Missouri  64141-6364

Please mail a copy of the Statement of Additional Information for the Kansas City Life Variable Annuity Separate Account to:


Name:__________________________________________________________________________

Address:_______________________________________________________________________
                                  Street
-------------------------------------------------------------------------------
         City                         State                            Zip

Signature of Requestor:________________________________________________________

        Date:__________________________________________________________________

-------------------------------------------------------------------------------





                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                       Kansas City Life Insurance Company
                                  3520 Broadway
                                 P.O. Box 419364
                        Kansas City, Missouri 64141-6364
                                 (800) 616-3670

                       STATEMENT OF ADDITIONAL INFORMATION
               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
         INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the flexible premium deferred variable annuity contract (the "Contract") offered by Kansas City Life Insurance Company ("Kansas City Life"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectuses for the Contract and MFS Variable Insurance Trust, American Century Variable Portfolios, Inc., Federated Insurance Series, Dreyfus Variable Investment Fund and Dreyfus Variable Stock Index Fund. The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.


The  date  of  this   Statement  of   Additional
Information is May 1, 1998.





                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

                                                                         Page
ADDITIONAL CONTRACT PROVISIONS.............................................1
         The Contract......................................................1
         Incontestability..................................................1
         Misstatement of Age or Sex........................................1
         Non-Participation.................................................1

CALCULATION OF YIELDS AND TOTAL RETURNS....................................1
         Federated Prime Money Fund II Subaccount Yields...................1
         Other Subaccount Yields...........................................2
         Average Annual Total Returns......................................3
         Other Total Returns...............................................5
         Effect of the Annual Administration Fee on Performance Data.......6

TERMINATION OF PARTICIPATION AGREEMENTS....................................6

SAFEKEEPING OF ACCOUNT ASSETS..............................................7

STATE REGULATION...........................................................7

RECORDS AND REPORTS........................................................8

LEGAL MATTERS..............................................................8

EXPERTS....................................................................8

OTHER INFORMATION..........................................................8

FINANCIAL STATEMENTS.......................................................8

                                                                 8
                                                                 1
                         ADDITIONAL CONTRACT PROVISIONS

The Contract

The  entire  Contract  is  made up of the  contract  and  the  application.  The statements made in the application are deemed representations and not warranties. We cannot use any statement in defense of a claim or to void the Contract unless it is contained in the application and a copy of the application is attached to the Contract at issue.

Incontestability

We will not contest the Contract after it has been in force during the Annuitant's lifetime for two years from the Contract Date of the Contract.

Misstatement of Age or Sex

If the age or sex of the Annuitant has been misstated, the amount that we will pay is the amount that the proceeds would have purchased at the correct age and sex.

If an overpayment is made because of an error in age or sex, the overpayment plus interest at 3% compounded annually will be a debt against the Contract. If the debt is not repaid, we will reduce future payments accordingly.

If an underpayment is made because of an error in age or sex, any annuity payments will be calculated at the correct age and sex and we will adjust future payments. We will pay the underpayment with interest at 3% compounded annually in a single sum.

Non-Participation

The Contract is not eligible for dividends and will not participate in our divisible surplus.


                     CALCULATION OF YIELDS AND TOTAL RETURNS


From time to time, we may disclose yields, total returns, and other performance data pertaining to the Contracts for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

Because of the charges and deductions imposed under a Contract, the yield for the Subaccounts will be lower than the yield for their respective Portfolios. The calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract. Premium taxes currently range from 0% to 3.5% of premium based on the state in which the Contract is sold.


Federated Prime Money Fund II Subaccount Yields

From time to time, advertisements and sales literature may quote the current annualized yield of the Federated Prime Money Fund II Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Federated Prime Money Fund II or on its portfolio securities.


This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of 1 unit of the Federated Prime Money Fund II Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: 1) net income from the Federated Prime Money Fund II attributable to the hypothetical account; and 2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: 1) the Annual Administration Fee, 2) the Asset-Based Administration Charge, and (3) the Mortality and Expense Risk Charge. For purposes of calculating current yields for a Contract, an average per unit administrative fee is used based on the $30 Annual Administration Fee deducted at the beginning of each Contract Year. Current Yield will be calculated according to the following formula:


         Current Yield = ((NCS - ES)/UV) X (365/7)

         Where:


         NCS = the net change in the value of the Portfolio (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.


         ES         =        per unit expenses attributable to the hypothetical
                             account for the seven-day period.

         UV         =        the unit value for the first day of the seven-day
                             period.

                                                       365/7
         Effective Yield = (1 + ((NCS-ES)/UV))       - 1

         Where:  F


         NCS = the net change in the value of the Portfolio (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.


         ES         =        per unit expenses attributable to the hypothetical
                             account for the seven-day period.

         UV         =        the unit value for the first day of the seven-day
                             period.

Because of the charges and deductions imposed under the Contract, the yield for the Federated Prime Money Subaccount will be lower than the yield for the Federated Prime Money Fund II.

The current and effective yields on amounts held in the Federated Prime Money Fund II Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Federated Prime Money Fund II Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Federated Prime Money Fund II, the types and quality of portfolio securities held by the Federated Prime Money Fund II, and the Federated Prime Money Fund II's operating expenses. Yields on amounts held in the Federated Prime Money Fund II Subaccount may also be presented for periods other than a seven-day period.

Other Subaccount Yields

From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Federated Prime Money Fund II Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period that is assumed to be generated each period over a 12-month period.

The yield is computed by: 1) dividing the net investment income of the Portfolio attributable to the Subaccount units less Subaccount expenses for the period; by
2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by 3) compounding that yield for a six-month period; and by 4) multiplying that result by 2. Expenses attributable to the Subaccount include the Annual Administration Fee, Asset-Based Administration Charge, and Mortality and Expense Risk Charge. The yield calculation assumes an Annual Administration Fee of $30 per year per Contract deducted at the beginning of each Contract Year. For purposes of calculating the 30-day or one-month yield, an average Annual Administration Fee per dollar of Contract value in the Account is used to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

         Yield      =        2 X (((NI - ES)/(U X UV)) + 1)6 - 1)

         Where:

         NI         =    net income of the  Portfolio  for the 30-day or
                         one-month period attributable to the Subaccount's units.

         ES         =    expenses of the Subaccount for the 30-day or one-month
                         period.

         U          =    the average number of units outstanding.

         UV         =    the unit value at the close of the last day in the
                         30-day one-month period.

Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount will be lower than the yield for the corresponding Funds' Portfolio.

The yield on the amounts held in the Subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Portfolio and its operating expenses.

Yield calculations do not take into account the Surrender Charge under the Contract equal to 2% to 7% of the amount surrendered during the first seven Contract years. Subject to certain restrictions, a Surrender Charge will not be imposed upon surrender or on the first partial surrender in any Contract year on an amount up to 10% of the Contract Value as of the beginning of the Contract Year.

Average Annual Total Returns

From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Subaccounts for various periods of time.

When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month-end practicable, considering the type and media of the communication that will be stated in the communication.

Standard average annual total returns will be calculated using Subaccount unit values which Kansas City Life calculates on each valuation day based on the performance of the Subaccount's underlying Portfolio, the deductions for the Annual Administration Fee, Asset-Based Administration Charge, and Mortality and Expense Risk Charge. The calculation assumes that the Annual Administration Fee is $30 per year per Contract deducted at the beginning of each Contract year. For purposes of calculating average annual total return, an average per dollar Annual Administration Fee attributable to the hypothetical account for the period is used. The calculation also assumes surrender of the Contract at the end of the period for the return quotation. Total returns will therefore reflect a deduction of the Surrender Charge for any period less than eight years. The total return will then be calculated according to the following formula:

         TR         =        ((ERV/P)1/N) - 1

         Where:

         TR         =        the average annual total return net of Subaccount
                             recurring charges.

         ERV                 =  the   ending   redeemable   value  (net  of  any
                             applicable Surrender Charge) of the hypothetical account at the end of the period.

         P          =        a hypothetical initial payment of $1,000.

         N          =        the number of years in the period.

The standard total returns for the Subaccounts for the period of each Subaccount's operations during 1997 are presented below.

                   Standard Total Returns for the Subaccounts

                                             RETURN FROM             RETURN FROM
   SUBACCOUNT                                1/1/1997 TO             9/6/95 TO
                                             12/31/1997              12/31/97

MFS                RESEARCH                     11.01%                  16.59%
                   EMERGING GROWTH              12.54%                  17.69%
                   TOTAL RETURN                 12.01%                  14.90%
                   BOND                          1.69%                   2.27%
                   WORLD GOVT                  - 8.72%                 - 1.11%
                   UTILITIES                    21.62%                  21.93%

AMERICAN CENTURY   VP INTERNATIONAL              8.92%                 - 0.43%
                   VP CAPITAL APPRECIATION     -11.25%                 - 7.20%

FEDERATED          AMERICAN LEADERS FUND II     22.21%                   0.69%
                   HIGH INCOME BOND FUND II      5.08%                   9.70%
                   PRIME MONEY FUND II          -3.12%                   0.49%


DREYFUS            CAPITAL APPRECIATION         18.21%                  23.39%
                   SMALL CAPITALIZATION          7.78%                  10.98%
                   STOCK INDEX                  22.75%                  23.16%


DREYFUS STOCK INDEX FUND

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date the Variable Account commenced operations. Such performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

Such average annual total return information for the Subaccounts (including deduction of the Surrender Charge) is as follows:


 Subaccount and Date                        For the            For the        For the period from
   of Inception of                       1-year period      5-year period       Inception of the
Corresponding Portfolio                   ended 12/31/97     ended 12/31/97   Portfolio to 12/31/97

MFS Research (July 28, 1995)                   11.01%               N/A                16.39%

MFS Emerging Growth (July 25, 1995)            12.54%               N/A                18.01%

MFS Total Return (January 3, 1995)             12.01%               N/A                16.57%

MFS Bond (October 24, 1995)                     1.69%               N/A                 2.27%

MFS World Governments (June 14, 1994)          -8.72%               N/A                 1.74%

MFS Utilities (January 3, 1995)                21.62%               N/A                23.31%

American Century VP International (May 1, 1994) 8.92%               N/A                 7.67%

American Century VP Capital Appreciation      -11.25%             3.10%                 8.21%
  (November 20, 1987)

Federated American Leaders Fund II
  (February 10, 1994)                          22.21%               N/A                18.77%

Federated High Income Bond Fund II
  (March 1, 1994)                               5.08%               N/A                 8.12%

Federated Prime Money Fund II
  (November 11, 1994)                          -3.12%               N/A                 1.55%

Dreyfus Capital Appreciation
  (April 5, 1993)                              18.21%               N/A                16.92%

Dreyfus Small Cap (August 31, 1990)             7.78%             23.16%               41.93%

Dreyfus Stock Index Fund
  (September 29, 1989)                         22.75%             16.87%               14.16%

Other Total Returns

From time to time, sales literature or advertisements may also quote average annual total returns that do not reflect the Surrender Charge. These are calculated in exactly the same way as the average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered. Sales literature or advertisements may also quote such average annual total returns for periods prior to the date the Variable Account commenced operations, calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect except for the Surrender Charge.

Such average annual total return information for the Subaccounts (not including deduction of the Surrender Charge) is as follows:


Subaccount and Date                        For the            For the        For the period from
 of Inception of                       1-year period      5-year period       inception of the
Corresponding Portfolio                 ended 12/31/97     ended 12/31/97   Portfolio to 12/31/97
MFS Research (July 28, 1995)                   18.47%               N/A                19.57%

MFS Emerging Growth (July 25, 1995)            20.11%               N/A                21.12%

MFS Total Return (January 3, 1995)             19.54%               N/A                19.13%

MFS Bond (October 24, 1995)                     8.53%               N/A                 5.39%

MFS World Governments (June 14, 1994)          -2.59%               N/A                 3.32%

MFS Utilities (January 3, 1995)                29.80%               N/A                26.01%

American Century VP International
 (May 1, 1994)                                 16.24%               N/A                 9.35%

American Century VP Capital Appreciation       -5.28%              4.06%                8.21%
  (November 20, 1987)

Federated American Leaders Fund II
  (February 10, 1994)                          30.42%               N/A                20.50%

Federated High Income Bond Fund II
  (March 1, 1994)                              12.15%               N/A                 9.70%

Federated Prime Money Fund II
  (November 11, 1994)                           3.39%               N/A                 3.40%

Dreyful Capital Appreciation (April 5, 1993)   26.15%               N/A                18.06%

Dreyfus Small Cap (August 31, 1990)            15.03%             24.30%               41.93%

Dreyfus  Stock Index Fund
  (September  29,  1989)                       31.01%             17.95%               14.16%

We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

         CTR        =        (ERV/P) - 1

         Where:

         CTR        =        The cumulative total return net of Subaccount
                             recurring  charges for the period.

         ERV        =        The ending redeemable value of the hypothetical
                             investment at the end of the period.

         P          =        A hypothetical single payment of $1,000.

Effect of the Annual Administration Fee on Performance Data

The Contract provides for a $30 Annual Administration Fee (waived for Contracts with a Contract Value of at least $50,000 at the beginning of the Contract Year) to be deducted annually at the beginning of each Contract Year, from the Subaccounts and the Fixed Account based on the proportion that the value of each such account bears to the total Contract Value. For purposes of reflecting the Annual Administration Fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on the average Contract Value in the Variable Account of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.

                     TERMINATION OF PARTICIPATION AGREEMENTS

The participation agreements pursuant to which the Funds sells their shares to the Variable Account contain provisions regarding termination. The following summarizes those provisions:

        MFS Variable  Insurance Trust. This agreement  provides for termination:
        (1) on six months' advance written notice by any party; (2) at Kansas City Life's option if shares of the Fund are not reasonably available to meet the requirements of the Contracts or are not "appropriate funding vehicles" for the Contracts, as reasonably determined by Kansas City Life; (3) at the option of the Fund or Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, upon institution of certain proceedings against Kansas City Life; (4) at Kansas City Life's option upon institution of certain enforcement proceedings against the Fund; (5) at the option of Kansas City Life, the Fund or MFS upon receipt of any necessary regulatory approvals and/or the vote of Contract Owners to substitute the shares of another investment company for shares of the Fund; (6) by the Fund or MFS upon written notice to Kansas City Life upon a determination that Kansas City Life has suffered a material adverse change in its business, operations, financial condition, or prospects; (7) by Kansas City Life upon written notice to the Fund and MFS upon a determination that the Fund or MFS has suffered a material adverse change in its business, operations, financial condition, or prospects; (8) at any party's option upon another party's material breach of any provision of the agreement; or (9) upon assignment of the agreement, unless made with the written consent of all parties.

        American Century Variable Portfolios, Inc. This agreement provides for termination: (1) on six months' advance written notice by any party; (2) at Kansas City Life's option if the Fund's shares are not available for any reason to meet the requirements of the Contracts; (3) at the option of either Kansas City Life, the Fund, or American Century Investment Management, Inc. upon institution of certain proceedings against any person marketing the Contracts, the Variable account, Kansas City Life, the Fund, or American Century Investment Management, Inc.; (4) upon termination of the advisory agreement between the Fund and American Century Investment Management, Inc.; (5) upon vote of Contract Owners to substitute the shares of another investment company for the shares of the Fund, or similar regulatory approval; (6) upon assignment of the agreement, unless made with written consent of all parties, (7) upon a determination that continuing to perform under the agreement would violate applicable federal or state law, rule, regulation, or judicial order; (8) at the option of Kansas City Life if the Fund fails to meet the requirements of applicable diversification requirements; (9) upon a determination that a party has experienced a material adverse change in its business operations or financial condition, or is the subject of substantial adverse publicity; or (10) as a result of any other breach by a non-affiliated party. Federated Insurance Series. This agreement provides for termination: (1) on 180 days advance written notice by any party; (2) at Kansas City Life's option if the Fund's shares are not reasonably available to meet the requirements of the Contracts; (3) at the option of the Fund or Federated Securities Corp., the Fund's distributor (the "Distributor") upon institution of certain proceedings against Kansas City Life or its agent; (4) at Kansas City Life's option upon institution of certain proceedings against the Fund or the Distributor; (5) upon vote of Contract Owners to substitute the shares of another investment company for the shares of the Fund, or similar regulatory approval; (6) in the event any of the Fund's shares are not registered, issued or sold in accordance with applicable law, or such law precludes the use of such shares to fund the Contracts; (7) by any party upon a determination by a majority of the Fund's trustees, or a majority of its disinterested trustees, that an irreconcilable conflict exists; (8) at the option of Kansas City Life if the Fund fails to meet the requirements of applicable diversification requirements; or (9) by any party upon another party's failure to cure a material breach of the agreement within 30 days after written notice thereof.

        Dreyfus Variable Investment Fund and Dreyfus Stock Index Fund. This agreement provides for termination as to either Fund or both Funds: (1) on 180 days' advance written notice by any party; (2) at Kansas City Life's option if the Fund's shares are not available for any reason to meet the requirements of the Contracts; (3) at the option of the Fund or The Dreyfus Corporation upon institution of certain proceedings against Kansas City Life; (4) at Kansas City Life's option upon institution of certain enforcement proceedings against the Fund; (5) upon termination of the Investment Advisory Agreement between the Fund and The Dreyfus Corporation or its successors unless Kansas City Life specifically approves the selection of a new Fund investment adviser; (6) upon a determination that shares of the Fund or the variable products are not registered, issued or sold in conformity with federal or state laws or that Fund shares may no longer be used as an investment medium for variable products; (7) at the option of the Fund or The Dreyfus Corporation upon a determination that Kansas City Life has suffered a material adverse change in its business, operations, financial condition, or prospects; (8) at Kansas City Life's option a determination that the Fund or The Dreyfus Corporation has suffered a material adverse change in its business, operations, financial condition, or prospects; (9) at either party's option upon the other party's material breach of any provision of the Agreement and failure to remedy the breach within 30 days; or (10) upon assignment of the agreement, unless made with the written consent of all parties; (11) at the option of the Fund upon a determination by its Board in good faith that it is no longer advisable and in the best interests of shareholders of that Fund to continue to operate pursuant to this agreement; (12) at the option of the Fund if the Contracts cease to qualify as annuity contracts or life insurance policies, as applicable, under the Internal Revenue Code, or if the Fund reasonably believes that the Contracts may fail to qualify; or (13) if the Fund fails to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or fails to manage and invest in a manner that complies with the requirements of Section 817(h) of the Internal Revenue Code.

                          SAFEKEEPING OF ACCOUNT ASSETS

We hold the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from our Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemptions of Portfolio shares held by each of the Subaccounts.

Our officers and employees are covered by an insurance company blanket bond issued by Fidelity and Deposit Company of Maryland to Kansas City Life in the amount of $5,000,000. The bond insures against dishonest and fraudulent acts of officers and employees.

                                STATE REGULATION

We are subject to regulation and supervision by the Department of Insurance of the State of Missouri, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                               RECORDS AND REPORTS

We will retain all records and accounts relating to the Variable Account. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the Owner's last known address of record.

                                  LEGAL MATTERS

All matters relating to Missouri law pertaining to the Contracts, including the validity of the Contracts and Kansas City Life's authority to issue the Contracts, have been passed upon by C. John Malacarne, General Counsel of Kansas City Life. Sutherland, Asbill & Brennan of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

                                     EXPERTS


The consolidated balance sheets for Kansas City Life as of December 31, 1997 and 1996 and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1997, and the financial statements of the Variable Account at December 31, 1997 and for each of the two years in the period ended December 31, 1997, appearing herein have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


                                OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

                              FINANCIAL STATEMENTS

Kansas City Life's consolidated balance sheet as of December 31, 1997 and 1996 and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1997 appearing herein, should be considered only as bearing on Kansas City Life's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account. The statement of net assets of the Variable Account at December 31, 1997 and for each of the two years in the period ended December 31, 1997, are also included herein.











CONSOLIDATED INCOME STATEMENT
                                                  1997     1996    1995
REVENUE
Insurance revenues:
  Premiums:
    Life insurance                             $106 051  103 263  101 341
    Accident and health                          44 931   37 575   29 475
  Contract charges                               93 713   78 755   74 642
Investment revenues:
  Investment income, net                        193 696  186 743  188 087
  Realized investment gains, net                 14 505    3 013    4 950
  Other                                           9 998    9 768   10 290

    TOTAL REVENUES                              462 894  419 117  408 785

BENEFITS AND EXPENSES
Policy benefits:
  Death benefits                                100 037   87 940   85 388
  Surrenders of life insurance                   14 999   15 488   16 345
  Other benefits                                 71 338   65 437   53 441
  Increase in benefit and contract reserves      86 804   85 614   89 139
Amortization of policy acquisition costs         35 712   30 086   27 992
Insurance operating expenses                     91 381   75 227   76 557

    TOTAL BENEFITS AND EXPENSES                 400 271  359 792  348 862

Income before Federal income taxes               62 623   59 325   59 923

Federal income taxes:
  Current                                        15 073   26 073   22 038
  Deferred                                        2 689   (9 063)  (3 853)

                                                 17 762   17 010   18 185

NET INCOME                                     $ 44 861   42 315   41 738

Basic and diluted earnings per share              $7.25     6.84     6.76

See accompanying Notes to Consolidated Financial Statements.


CONSOLIDATED BALANCE SHEET
                                                  1997        1996
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at fair value
     (amortized cost $1,952,741,000;
        $1,762,091,000 - 1996)                $2 004 516      1 759 153
    Held to maturity, at amortized cost
     (fair value $151,495,000;
        $256,042,000 - 1996)                     145 661        248 433
  Equity securities available for sale,
     at fair value (cost $107,034,000;
        $71,522,000 - 1996)                      114 986         79 018
  Mortgage loans on real estate, net             270 054        246 493
  Real estate, net                                36 764         43 750
  Real estate joint ventures                      43 347         28 356
  Policy loans                                   123 186         94 412
  Short-term                                      74 341         19 642
  Other                                            7 500              -

        TOTAL INVESTMENTS                      2 820 355      2 519 257

Cash                                              50 927          4 577
Accrued investment income                         42 385         41 847
Receivables, net                                  10 204          6 854
Property and equipment, net                       23 628         24 791
Deferred acquisition costs                       209 826        207 020
Value of purchased insurance in force            108 458         38 031
Reinsurance assets                                99 593         93 328
Other                                             16 096          5 089
Separate account assets                           57 980         13 916
                                              $3 439 452      2 954 710

LIABILITIES AND STOCKHOLDERS' EQUITY
Future policy benefits:
  Life insurance                              $  766 583        671 204
  Accident and health                             37 155         30 356
Accumulated contract values                    1 755 133      1 544 714
Policy and contract claims                        37 569         35 223
Other policyholders' funds:
  Dividend and coupon accumulations               62 056         43 141
  Other                                           68 861         60 970
Income taxes:
  Current                                         16 113          3 537
  Deferred                                        39 917         19 748
Other                                             67 491         69 037
Separate account liabilities                      57 980         13 916

        TOTAL LIABILITIES                      2 908 858      2 491 846

Stockholders' equity:
  Common stock, par value $2.50 per share
    Authorized 18,000,000 shares,
      issued 9,248,340 shares                     23 121         23 121
  Paid-in capital                                 16 256         14 761
  Unrealized gains on securities
    available for sale, net                       36 448          2 963
  Retained earnings                              543 715        509 748
  Less treasury stock, at cost
    (3,055,275 shares; 3,058,871 shares -1996)    (88 946)       (87 729)

TOTAL STOCKHOLDERS' EQUITY                       530 594        462 864

                                              $3 439 452      2 954 710

See accompanying Notes to Consolidated Financial Statements.



CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                                                1997     1996     1995

COMMON STOCK, beginning and end of year     $ 23 121    23 121    23 121

PAID IN CAPITAL:
  Beginning of year                           14 761    13 039    11 847
  Excess of proceeds over
    cost of treasury stock sold                1 495     1 722     1 192

      End of year                             16 256    14 761    13 039

UNREALIZED GAINS (LOSSES ON SECURITIES
  AVAILABLE FOR SALE:
    Beginning of year                          2 963    29 740   (51 345)
    Unrealized appreciation (depreciation)
      on securities available for sale, net   33 485   (26 777)   81 085

      End of year                             36 448     2 963    29 740

RETAINED EARNINGS:
  Beginning of year                          509 748   477 826   446 149
  Net income                                  44 861    42 315    41 738
  Stockholder dividends of $1.76 per share
    ($1.68 - 1996 and $1.63 - 1995)          (10 894)  (10 393)  (10 061)

      End of year                            543 715   509 748   477 826

TREASURY STOCK, at cost:
  Beginning of year                          (87 729)  (86 599)  (86 077)
  Cost of 20,090 shares acquired
    (27,876 shares - 1996 and
      17,240 shares - 1995)                   (1 440)   (1 501)     (829)
  Cost of 23,686 shares sold
    (39,440 shares - 1996 and
      32,709 shares - 1995)                      223       371       307

      End of year                            (88 946)  (87 729)  (86 599)

        TOTAL STOCKHOLDERS' EQUITY          $530 594   462 864   457 127


See accompanying Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENT OF CASH FLOWS
                                              1997       1996      1995
OPERATING ACTIVITIES
Net income                                $  44 861     42 315    41 738
Adjustments to reconcile net income to
  net cash from operating activities:
   Amortization of investment discount, net  (1 290)    (4 071)   (5 215)
   Depreciation                               5 379      4 995     5 265
   Policy acquisition costs capitalized     (42 170)   (38 639)  (40 388)
   Amortization of deferred
    policy acquisition costs                 35 712     30 086    27 992
   Realized investment gains                (14 505)    (3 013)   (4 950)
   Changes in assets and liabilities:
     Future policy benefits                  16 227     15 831    15 071
     Accumulated contract values             (9 933)     3 183     8 135
     Other policy liabilities                 7 137      5 294     3 852
     Income taxes payable and deferred        4 768     (8 322)   (1 595)
   Other, net                                (3 685)     5 886     4 318

   NET CASH PROVIDED                         42 501     53 545    54 223

INVESTING ACTIVITIES Investments called, matured or repaid:
  Fixed maturities available for sale       163 867    131 545   136 574
  Fixed maturities held to maturity         106 188     79 017    63 433
  Equity securities available for sale       31 473      8 899    13 727
  Mortgage loans on real estate              47 048     53 430    67 722
  Other                                         278       (100)    1 542
Investments sold:
  Fixed maturities available for sale       503 351    140 372   165 563
  Fixed maturities held to maturity               -          -     4 207
  Other                                      19 969     11 503    22 326
Investments purchased or originated:
  Fixed maturities available for sale      (855 980)  (431 916) (495 766)
  Equity securities available for sale      (69 434)   (18 071)  (12 896)
  Real estate joint ventures                (16 731)    (6 439)   (8 093)
  Mortgage loans on real estate             (68 599)   (54 161)  (31 053)
  Decrease (increase) in
    short-term investments, net             (54 699)    17 256   (17 558)
  Other                                      (9 144)    (2 150)   (1 068)
Acquisition of life block:
  Cash received net of purchase price paid  213 092          -         -
Net additions to property and equipment      (2 872)      (527)   (2 918)

        NET CASH PROVIDED (USED)              7 807    (71 342)  (94 258)

FINANCING ACTIVITIES
Proceeds from borrowings                    245 050      1 650    22 730
Repayment of borrowings                    (245 050)    (1 650)  (22 730)
Policyowner contract deposits               169 699    164 677   179 135
Withdrawals of policyowner
  contract deposits                        (163 041)  (142 114) (127 347)
Cash dividends to stockholders              (10 894)   (10 393)  (10 061)
Disposition of treasury stock, net              278        592       670

        NET CASH PROVIDED (USED)             (3 958)    12 762    42 397

Increase (decrease) in cash                  46 350     (5 035)    2 362
Cash at beginning of year                     4 577      9 612     7 250

        CASH AT END OF YEAR              $   50 927      4 577     9 612

See accompanying Notes to Consolidated Financial Statements.


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables are generally stated in thousands, except per share data.)

SIGNIFICANT ACCOUNTING POLICIES

Organization
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its affiliates, is licensed to sell insurance products in 48 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products distributed through numerous general agencies. In recent years, the Company's new business activities have been concentrated in interest sensitive and variable products.

Basis of Presentation
The accompanying consolidated financial statements have been prepared on the basis of generally accepted accounting principles (GAAP) and include the accounts of Kansas City Life Insurance Company and its subsidiaries. Significant intercompany transactions have been eliminated in consolidation. Certain reclassifications have been made to prior year results to conform with the current year's presentation. GAAP requires management to make certain estimates and assumptions which affect amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Recognition of Revenues
Traditional life insurance products include whole life insurance, term life insurance and certain annuities. Premiums for these products are recognized as revenues when due. Accident and health insurance premiums are recognized as revenues over the terms of the policies. Universal life-type products include universal life insurance and flexible annuities. Revenues for these products are amounts assessed against contract values for cost of insurance, policy administration and surrenders, as well as amortization of deferred front-end contract charges.

Future Policy Benefits
For traditional life insurance products, reserves have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals. These estimates include provisions for experience less favorable than actually expected. Investment yield assumptions for new issues are graded and range from 5.75 percent to 7.75 percent. Mortality assumptions are based on standard mortality tables. The 1965-70 Select and Ultimate Basic Table is used for business issued since 1977.

Reserves and claim liabilities for accident and health insurance include estimated unpaid claims and claims incurred but not reported. For traditional life and accident and health insurance, benefits and claims are charged to expense in the period incurred.

Liabilities for universal life-type products represent accumulated contract values, without reduction for potential surrender charges, and deferred front-end contract charges which are amortized over the term of the policies. Benefits and claims are charged to expense in the period incurred net of related accumulated contract values. Interest on accumulated contract values is credited to contracts as earned. Crediting rates for universal life insurance and flexible annuity products ranged from 4.75 percent to 6.50 percent during 1997 (4.75 percent to 6.75 percent during 1996 and 4.79 percent to 7.00 percent during 1995).

Withdrawal assumptions for all products are based on corporate experience.

Policy Acquisition Costs
The costs of acquiring new business, principally commissions, certain policy issue and underwriting expenses and certain variable agency expenses, are deferred. For traditional life products, deferred acquisition costs are amortized in proportion to premium revenues over the premium-paying period of related policies, using assumptions consistent with those used in computing benefit reserves. Acquisition costs for universal life-type products are amortized over a period not exceeding 30 years in proportion to estimated gross profits arising from interest spreads and mortality, expense and surrender charges expected to be realized over the term of the contracts.

Value of Purchased Insurance in Force
The value of purchased insurance in force arising from the acquisition of a life insurance subsidiary and, in 1997, the acquisition of a life insurance block of business is being amortized in proportion to projected future gross profits. This asset was increased $76,533,000 for the acquisition of the life insurance block of business and $8,856,000 ($5,030,000 -1996 and $5,157,000 - 1995) for
accrual of interest and reduced $14,962,000  ($6,082,000 - 1996 and $6,088,000 -
1995) for amortization. The increase for accrual of interest was calculated using a 13.0 percent interest rate for the life insurance subsidiary and, on the acquired block, a 7.0 percent interest rate on the traditional life portion and a 5.4 percent rate on the interest sensitive portion. Through 1997, total accumulated accrual of interest and amortization equal $35,496,000 and $47,071,000, respectively. The percentage of the asset's current carrying amount which will be amortized in each of the next five years is 6.9 percent - 1998,
6.8  percent - 1999,  6.7  percent - 2000,  6.5 percent - 2001 and 6.1 percent -
2002.

Participating Policies
Participating business at year end approximates 15 percent of the consolidated life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued. Additional provisions have been made for policyholder dividends in excess of the original scale which have been declared by the Board of Directors.

Investments
Securities held to maturity and short-term investments are stated at cost adjusted for amortization of premium and accrual of discount. Securities available for sale are stated at fair value. Unrealized gains and losses on securities available for sale are reduced by deferred income taxes and related adjustments in deferred acquisition costs, and are included in a separate stockholders' equity account.

Mortgage loans are stated at cost adjusted for amortization of premium and accrual of discount less an allowance for possible losses. Foreclosed real estate is stated at fair value at the date of foreclosure (cost) or net realizable value, whichever is lower. Other real estate investments are carried at depreciated cost. Real estate joint ventures are valued at cost adjusted for the Company's equity in earnings since acquisition. Policy loans are carried at cost less payments received. Realized gains and losses on disposals of investments, determined by the specific identification method, are included in investment revenues.

Federal Income Taxes
Income taxes have been provided using the liability method. Under that method, deferred tax assets and liabilities are determined based on the differences between their financial reporting and their tax bases and are measured using the enacted tax rates.

Income Per Share
In 1997 the Company adopted Financial Accounting Standard No. 128, "Earnings per Share". Due to the Company's capital structure and lack of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years or periods reported. The weighted average number of shares outstanding during the year was 6,190,793 shares (6,188,489 shares - 1996 and 6,173,294 shares - 1995).

Statutory Information and
   Stockholder Dividends Restriction
The Company's earnings, unassigned surplus (retained earnings) and stockholders' equity, on the statutory basis used to report to regulatory authorities, follow.

                                                  1997     1996     1995

Net gain (loss) from operations for the year   $(21 214)  27 345   29 307
Net income (loss) for the year                  (18 681)  25 574   29 484
Unassigned surplus at December 31               246 717  284 417  268 239
Stockholders' equity at December 31             197 147  234 570  217 801

The statutory loss reported in 1997 arose from the acquisition of a block of business as discussed in a following Note. In accordance with statutory accounting guidelines for coinsurance transactions, the acquisition reduced statutory earnings and stockholders' equity at the date of acquisition $51.4 million, the purchase price paid less related tax benefits.

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay a dividend exceeding the greater of statutory net gain from operations for the preceding year or 10 percent of statutory stockholders' equity at the end of the preceding year. The maximum payable in 1998 without prior approval is $19,715,000. The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

The  Company  is  required  to  deposit a defined  amount of assets  with  state
regulatory  authorities.   Such  assets  had  an  aggregate  carrying  value  of
approximately $36,000,000 ($36,000,000 - 1996 and $100,000,000 - 1995).

INVESTMENTS

Investment Revenues Major categories of investment revenues are summarized as follows.

                                                1997     1996     1995
Investment income:
  Fixed maturities                           $154 393   150 421   144 242
  Equity securities                             7 288     5 503     6 259
  Mortgage loans                               23 984    23 127    31 378
  Real estate                                  10 350    13 237    12 342
  Policy loans                                  7 296     6 372     6 174
  Short-term                                    3 612     2 353     2 753
  Other                                         3 132     2 222     2 533

                                              210 055   203 235   205 681
Less investment expenses                      (16 359)  (16 492)  (17 594)

                                             $193 696   186 743   188 087
Realized gains (losses:
  Fixed maturities                           $  4 778    (1 862)   (1 718)
  Equity securities                             3 702       961     4 634
  Mortgage loans                                    -     2 000      (108)
  Real estate                                   6 025     1 894     2 172
  Other                                             -        20       (30)

                                             $ 14 505     3 013     4 950

Unrealized Gains and Losses
Unrealized gains (losses) on the Company's securities follow.

                                                1997      1996      1995
Available for sale:
  End of year                                $ 59 726     4 558    51 744
  Deferred income taxes                       (19 626)   (1 595)  (16 013)
  Effect on deferred acquisition costs         (3 652)        -    (5 991)

                                             $ 36 448     2 963    29 740

  Increase (decrease) in net unrealized gains during the year:
    Fixed maturities                         $ 33 209   (26 216)   78 876
    Equity securities                             276      (561)    2 209

                                             $ 33 485   (26 777)   81 085
Held to maturity:
  End of year                                $  5 834     7 609    19 517

  Increase (decrease) in
    net unrealized gains during the year     $ (1 775)  (11 908)   16 667

The Company's securities categorized as available for sale are stated at fair value. The resulting adjustment to fair value results in significant volatility on stockholders' equity and the various calculations that are dependent on stockholders' equity, such as return on equity.

Securities
The amortized cost and fair value of investments in securities at December 31, 1997, follow.

                                                Gross
                                 Amortized    Unrealized      Fair
                                   Cost      Gains  Losses    Value
Available for sale:
U.S. government bonds           $  135 182   3 166    297    138 051
Public utility bonds               281 781   6 956    662    288 075
Corporate bonds                  1 130 938  34 827  3 315  1 162 450
Mortgage-backed bonds              315 621   9 416    375    324 662
Other bonds                         81 469   2 260    425     83 304
Redeemable preferred stocks          7 750     261     38      7 974

Total fixed maturities           1 952 741  56 886  5 112  2 004 516

Equity securities                  107 034   8 709    757    114 986

                                 2 059 775  65 595  5 869  2 119 502

Held to maturity:
Public utility bonds                50 291   2 494     56     52 729
Corporate bonds                     92 350   3 727    641     95 436
Other bonds                          3 020     310      -      3 330

                                   145 661   6 531    697    151 495

                                $2 205 436  72 126  6 566  2 270 997

The amortized cost and fair value of investments in securities at December 31, 1996, follow.

                                                 Gross
                                 Amortized     Unrealized     Fair
                                   Cost      Gains  Losses    Value
Available for sale:
U.S. government bonds            $ 144 299   1 633    518    145 414
Public utility bonds               254 875   2 755  3 631    253 999
Corporate bonds                    981 157  10 122 17 161    974 118
Mortgage-backed bonds              253 810   6 473  1 532    258 751
Other bonds                        114 539     850  2 238    113 151
Redeemable preferred stocks         13 411     419    110     13 720

Total fixed maturities           1 762 091  22 252 25 190  1 759 153

Equity securities                   71 522   8 340    844     79 018

                                 1 833 613  30 592 26 034  1 838 171

Held to maturity:
Public utility bonds               138 592   5 619    306    143 905
Corporate bonds                    104 713   3 387  1 416    106 684
Other bonds                          5 128     325      -      5 453

                                   248 433   9 331  1 722    256 042

                                $2 082 046  39 923 27 756  2 094 213

All fixed maturity securities produced income in 1997.

The  distribution  of the  fixed  maturity  securities'  contractual  maturities
follows.   However,  expected  maturities  may  differ  from  these  contractual maturities since borrowers may have the right to call or prepay obligations.

                                              Amortized         Fair
                                                Cost            Value
Available for sale:
Due in one year or less                      $   60 259         60 510
Due after one year through five years           290 534        295 928
Due after five years through ten years          706 504        717 050
Due after ten years                             579 823        606 366
Mortgage-backed bonds                           315 621        324 662

                                             $1 952 741      2 004 516

Held to maturity:
Due in one year or less                      $   27 043         27 342
Due after one year through five years            50 554         53 023
Due after five years through ten years           28 944         30 892
Due after ten years                              39 120         40 238

                                             $  145 661        151 495

Sales of investments in securities available for sale, excluding normal maturities and calls, follow.

                                             1997      1996      1995

Proceeds                                  $509 502   141 335   184 547
Gross realized gains                        11 597     1 400     6 416
Gross realized losses                        2 349     1 420     6 527

At December 31, 1997, the Company did not hold securities of any corporation and its affiliates which exceeded 10 percent of stockholders' equity.

Kansas City Life employs no derivative financial instruments.

The Company maintains a $60 million bank line of credit which may be used to support investment strategies. This line is unused at December 31, 1997, and will expire in April 1998.

Mortgage Loans
The  Company  holds  non-income   producing  mortgage  loans  equaling  $327,000
($2,077,000 - 1996). Mortgage loans are carried net of a valuation reserve of $8,500,000 ($8,500,000 - 1996).

At  December  31,  1997  and  1996,   the  mortgage   portfolio  is  diversified
geographically and by property type as follows.

                                     1997                   1996
                               Carrying    Fair       Carrying    Fair
                                Amount     Value       Amount     Value
Geographic region:
  East north central           $ 26 937   27 421        21 890   22 162
  Mountain                       64 602   66 321        75 058   76 163
  Pacific                        91 963   94 366        81 955   82 599
  West south central             32 997   33 961        36 155   36 940
  West north central             55 320   56 485        35 463   36 003
  Other                           6 735    7 017         4 472    4 662
  Valuation reserve              (8 500)  (8 500)       (8 500)  (8 500)

                               $270 054  277 071       246 493   250 029
Property type:
  Industrial                   $170 199  174 278       136 266   137 633
  Retail                         29 532   30 531        45 555    46 681
  Office                         58 658   60 267        54 332    55 280
  Other                          20 165   20 495        18 840    18 935
  Valuation reserve              (8 500)  (8 500)       (8 500)   (8 500)

                               $270 054  277 071       246 493   250 029

As of December 31, 1997, the Company has commitments which expire in 1998 to originate mortgage loans of $13,794,000 and to advance $10,454,000 on an existing short-term line of credit.

Mortgage loans foreclosed upon and transferred to real estate investments during the year equaled $3,189,000 ($2,977,000 - 1996 and $4,322,000 - 1995).

Mortgage loans acquired in the sale of real estate assets during the year totaled $4,299,000 ($6,579,000 - 1996 and $9,571,000 - 1995).

Real Estate
Detail concerning the Company's real estate investments follows.

                                                    1997       1996
Penntower office building, at cost:
  Land                                           $  1 106      1 106
  Building                                         18 068     17 644
  Less accumulated depreciation                    (9 809)    (9 303)
Foreclosed real estate, at lower of
  cost or net realizable value                     13 362     18 218
Other investment properties, at cost:
  Land                                              3 214      3 370
  Buildings                                        24 216     25 907
  Less accumulated depreciation                   (13 393)   (13 192)

                                                 $ 36 764     43 750

Investment real estate, other than foreclosed properties, is depreciated on a straight-line basis. Penntower office building is depreciated over 60 years and all other properties from 10 to 35 years. Foreclosed real estate is carried net of a valuation allowance of $3,686,000 ($5,227,000 - 1996) to reflect net realizable value.

The Company held non-income  producing real estate equaling $820,000 ($758,000 -
1996).


PROPERTY AND EQUIPMENT
                                                     1997      1996

Land                                             $  1 029     1 029
Home office buildings                              23 149    23 131
Furniture and equipment                            27 502    24 760

                                                   51 680    48 920
Less accumulated depreciation                     (28 052)  (24 129)

                                                  $23 628    24 791

Property  and   equipment  are  stated  at  cost  and   depreciated   using  the
straight-line method. Home office buildings are depreciated over 25 to 50 years and furniture and equipment over 3 to 10 years, their estimated useful lives.


POSTRETIREMENT BENEFIT PLANS

The Company has defined benefit postretirement plans providing medical benefits for substantially all its employees, full-time agents, and their dependents, and life insurance coverage for its employees. The Company and retirees share the cost of the postretirement medical plan which incorporates cost-sharing features such as annually adjusted contributions, deductibles and coinsurance. The medical benefits for agents are contributory, incorporating cost-sharing features similar to the retired employees' medical plan. The life insurance benefit is non-contributory. The Company pays the cost of the postretirement health care benefits as they occur. The Company makes level annual contributions to its life insurance plan over the plan participants' expected service periods.

The plans' funded status, reconciled with the amounts recognized in the Company's balance sheet, follows.

                                                      1997     1996
Accumulated postretirement benefit obligation:
  Retirees                                          $ 6 516    7 750
  Fully eligible active plan participants             2 914    1 904
  Other active plan participants                      8 242    5 803

                                                     17 672   15 457
  Unrecognized net loss                              (1 735)    (590)

                                                    $15 937   14 867

The net periodic postretirement benefit cost included the following components.

                                                  1997    1996   1995

Service cost                                    $  560     536    314
Interest cost                                      930     794    669
Net amortization of experience gains                (6)      -    (93)

                                                $1 484   1 330    890

The weighted average annual assumed rate of increase in the per capita cost of covered benefits for the medical plans is 10 percent for 1998, and is assumed to decrease gradually to 6 percent in 2004. Increasing the assumed health care cost growth rates by one percentage point increases the accrued postretirement benefit costs $2,207,000 and $2,040,000 as of December 31, 1997 and 1996,
respectively. The aggregate service and interest cost components of the net periodic postretirement benefit cost for 1997 would increase $312,000. The weighted average discount rate used in determining the accumulated postretirement benefit obligation was 7.25 percent and 7.75 percent at December 31, 1997 and 1996, respectively.


EMPLOYEE BENEFIT PLANS

The Company has a defined benefit pension plan covering substantially all its employees. The benefits are based on years of service and the employee's compensation during the last five years of employment. The Company annually funds an amount greater than the minimum required by ERISA but no more than the maximum deductible for Federal income tax purposes. Contributions provide not only for benefits attributed to service to date, but also for those expected to be earned in the future. The table below outlines the plan's funded status and those amounts recognized in the Company's financial statements.

                                                        1997       1996
Actuarial present value of accumulated benefit
  obligation, including vested benefits of
  $94,698,000 ($79,913,000 - 1996)                    $102 846     86 635
Projected benefit obligation for service
  rendered to date                                    $119 651    100 571
Plan assets at fair value, primarily
  listed corporate and U.S. bonds                       95 899     85 241
Plan assets less than projected benefit obligation     (23 752)   (15 330)
Items not yet recognized in earnings:
  Net loss from past experience                         25 452     15 571
  Prior service costs                                       12         14
  Net asset at January 1, 1987, being recognized
    over 16 years                                       (1 030)    (1 236)

    Net prepaid (unfunded) pension costs              $    682       (981)


                                                     1997    1996    1995
Net pension cost includes:
  Service costs - benefits earned
    during the period                             $ 3 150   3 369   2 403
  Interest cost on projected benefit obligation     7 823   6 647   6 156
  Actual return on plan assets                     (9 752) (2 951)(14 139)
  Net amortization and deferral                     2 354  (4 547)  7 412

        Net periodic pension cost                $  3 575   2 518   1 832

Assumptions were as follows:
  Weighted average discount rate                     7.25 %  7.75    7.00
  Weighted average compensation increase             4.50    4.50    5.50
  Weighted average expected
    long-term return on plan assets                  9.00    9.00    9.00

At December 31, 1996, the Company utilized more recent mortality experience which caused some increase in the benefit obligations.

The 1997 contribution to the pension plan was $4,967,000 (none - 1996 and $992,000 - 1995).

Non-contributory defined contribution retirement plans are offered for general agents and eligible sales agents which provide supplemental payments based upon earned agency first-year individual life and annuity commissions. Contributions to these plans were $133,000 ($174,000 -1996 and $287,000 - 1995). The Company
also sponsors a non-contributory deferred compensation plan for eligible agents based upon earned first-year commissions. Contributions to this plan were $226,000 ($318,000 - 1996 and $405,000 - 1995).

Savings plans for eligible employees and agents are sponsored in which the Company matches employee contributions up to 10 percent of salary and agent contributions up to 2.5 percent of prior year paid commissions. Contributions to the plans were $2,102,000 ($2,082,000 -1996 and $1,826,000 - 1995). The
employees' plan will change for 1998 in that the Company will match employee contributions up to 6 percent of salary and the Company may contribute a profit sharing amount up to 4 percent of salary depending upon the Company's profit performance.

The Company also has a non-contributory trusteed employee stock ownership plan covering substantially all salaried employees. The Company made no contributions to this plan between 1995 and 1997.

Effective January 1, 1998, the Company amended the defined benefit plan for all employees other than those who are age 55 or over with at least 15 years of vested service. For these employees the defined benefit pension plan is converted to a cash balance plan whereby each employee will have a cash balance account. Generally, the cash balance account consists of credits to the account based on an employee's years of service and compensation, and interest credits, which for 1998 will be 7 percent.


FEDERAL INCOME TAXES

A reconciliation of the Federal income tax rate and the actual tax rate experienced is shown below.
                                                        1997   1996   1995

Federal income tax rate                                  35%    35     35
Special tax credits                                      (6)    (5)    (4)
Other permanent differences                              (1)    (1)    (1)

Actual income tax rate                                   28%    29     30

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are presented below.

                                                       1997    1996
Deferred tax assets:
  Future policy benefits                            $ 53 923  46 518
  Employee retirement benefits                        13 104  13 055
  Other                                                2 882   5 176

Gross deferred tax assets                             69 909  64 749

Deferred tax liabilities:
  Capitalization of policy acquisition
    costs, net of amortization                        40 844  49 175
  Basis differences between tax and GAAP
    accounting for investments                        28 080  20 093
  Property and equipment, net                          1 704   1 770
  Value of insurance in force                         36 551  11 790
  Other                                                2 647   1 669

Gross deferred tax liabilities                       109 826  84 497

  Net deferred tax liability                        $ 39 917 (19 748)

Federal income taxes paid for the year were $14,335,000 ($25,332,000 - 1996 and $19,981,000 - 1995).

Policyholders' surplus, which is frozen under the Deficit Reduction Act of 1984, is $40,500,000 for Kansas City Life, $2,800,000 for Sunset Life Insurance
Company of America (Sunset Life) and $13,700,000 for Old American Insurance Company (Old American). The Companies do not plan to distribute their policyholders' surplus. Consequently, the possibility of such surplus becoming subject to tax is remote, and no provision has been made in the financial statements for taxes thereon. Should the balance in policyholders' surplus become taxable, the tax computed at current rates would approximate $19,950,000.

Income taxed on a current basis is accumulated in "shareholders' surplus" and can be distributed to stockholders without tax to the Company. At December 31, 1997, this shareholders' surplus was $348,057,000 for Kansas City Life, $73,170,000 for Sunset Life and $44,703,000 for Old American.


SEPARATE ACCOUNTS

These accounts arise from the variable line of business. Their assets are legally segregated and are not subject to the claims which may arise from any other business of the Company. These assets are reported at fair value since the underlying investment risks are assumed by the policyholders. Therefore the related liabilities are recorded at amounts equal to the underlying assets. Investment income and gains or losses arising from separate accounts accrue directly to the policyholders and are, therefore, not included in investment earnings in the accompanying consolidated income statement. Revenues to the Company from separate accounts consist principally of contract maintenance charges, administrative fees and mortality and risk charges.


REINSURANCE
                                                 1997     1996     1995
Life insurance in force (in millions):
  Direct                                      $ 22 800   22 121   20 991
  Ceded                                         (3 375)  (2 742)  (2 442)
  Assumed                                        3 796       28       33

    Net                                       $ 23 221   19 407   18 582

Premiums:
Life insurance:
  Direct                                      $128 491  127 150  124 504
  Ceded                                        (26 262) (24 380) (23 292)
  Assumed                                        3 822      493      129

    Net                                       $106 051  103 263  101 341

Accident and health:
  Direct                                      $ 55 022   48 694   42 971
  Ceded                                        (10 091) (11 370) (13 496)
  Assumed                                            -      251        -

    Net                                       $ 44 931   37 575   29 475

Contract charges arise generally from directly issued business. However contract charges also arise from a block of business assumed during 1997 as described below. Ceded benefit recoveries were $39,483,000 ($37,829,000 - 1996 and $27,613,000 - 1995).

Old American has a coinsurance agreement with Employers Reassurance Corporation which reinsures certain whole life policies issued by Old American prior to December 1, 1986. As of December 31, 1997, these policies had a face value of $136,519,000. The reserve for future policy benefits ceded under this agreement was $51,003,000 ($52,556,000 - 1996).

As discussed in a following Note, the Company acquired a block of life insurance business through a reinsurance treaty during 1997. At December 31, 1997, the block had $3.8 billion of insurance in force, future policy benefits of $88,476,000 and accumulated contract values of $213,300,000. During 1997, life insurance premiums of $3,096,000 and contract charges of $9,997,000 were recognized related to this block.

The maximum retention on any one life is $350,000 for ordinary life plans and $100,000 for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.


FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for securities are based on quoted market prices, where available. For those securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Fair values for mortgage loans are based upon discounted cash flow analyses using an interest rate assumption 2 percent above the comparable U.S. Treasury rate.

Fair values for the Company's liabilities under investment-type insurance contracts, included with accumulated contract values for flexible annuities and with other policyholder funds for supplementary contracts without life contingencies, are estimated to be their cash surrender values.

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The carrying amounts and fair values of the financial instruments follow.

                                          1997                 1996
                                  Carrying     Fair     Carrying    Fair
                                   Amount     Value      Amount     Value
Investments:
  Securities available
    for sale                    $2 119 502  2 119 502  1 838 171  1 838 171
  Securities held
    to maturity                    145 661    151 495    248 433    256 042
  Mortgage loans                   270 054    277 071    246 493    250 029

Liabilities:
  Individual and
    group annuities                830 495    802 461    862 605    829 261
  Supplementary contracts
    without life contingencies      21 526     21 526     21 835     21 835

The Investments Note provides further details regarding the investments above.


QUARTERLY CONSOLIDATED FINANCIAL DATA
(unaudited)
                                        First    Second   Third   Fourth
1997:
Total revenues                        $108 379  108 836  124 932  120 747

Operating income                      $ 10 299    8 548    7 639    8 946
Realized gains, net                      1 835      957    4 119    2 517

Net income                            $ 12 134    9 505   11 758   11 463

Per common share:
  Operating income                    $   1.66     1.39     1.23     1.44
  Realized gains, net                      .30      .15      .67      .41

  Net income                          $   1.96     1.54     1.90     1.85

1996:
Total revenues                        $106 434  101 263   104 924 106 497

Operating income                      $ 11 933   10 002     8 643   9 777
Realized gains (losses), net               614     (308)      671     982

Net income                            $ 12 547    9 694     9 314  10 759

Per common share:
  Operating income                    $   1.93     1.62      1.39    1.58
  Realized gains (losses), net             .10     (.05)      .11     .16

    Net income                        $   2.03     1.57      1.50    1.74



CONTINGENT LIABILITIES

The Company and certain of its subsidiaries are defendants in lawsuits involving claims and disputes with policyholders that may include claims seeking punitive damages. Some of these lawsuits arise in jurisdictions that permit punitive damages disproportionate to the actual damages alleged. Although no assurances can be given and no determinations can be made at this time as to the outcome of any particular lawsuit or proceeding, the Company and its subsidiaries believe that there are meritorious defenses for these claims and are defending them vigorously. Management believes that the amounts that would ultimately be paid, if any, would have no material effect on the Company's consolidated results of operations and financial position.


ACQUISITION OF A BLOCK OF BUSINESS

In September 1997, the Company acquired a block of traditional life and universal life-type products through a reinsurance treaty. The ceding company transferred $331,434,000 in liabilities and $254,901,000 in assets, principally cash. The difference was recorded as value of purchased insurance inforce and is being amortized in proportion to projected future gross profits over 30 years, the estimated life of the business.


REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of Kansas City Life Insurance Company

We have audited the accompanying consolidated balance sheet of Kansas City Life Insurance Company (the Company) as of December 31, 1997 and 1996 and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Kansas City Life Insurance Company at December 31, 1997 and 1996 and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Kansas City, Missouri
January 26, 1998

Ernst & Young LLP


See accompanying Notes to Financial Statements


Kansas City Life
Variable Annuity
Separate Account

Financial Statements
Years ended December 31, 1997 and 1996


Table of Contents

Statement of Net Assets                                 1

Statement of Operations and Changes in Net Assets       3

Notes to Financial Statements                           5

Report of Independent Auditors                          9






Kansas City Life Variable Annuity Separate Account
Statement of Net Assets
December 31, 1997
(in thousands except shares, net asset value per share, and cost)

Assets
Investments:
   Federated Securities - Federated Insurance Series:
     American Leaders Fund II - 283,250 shares at net asset
      value of $19.63 per share (cost $4,754,000)                 $       5,560
   High Income Bond Fund II - 411,769 shares at net asset
      value of $10.95 per share (cost $4,295,000)                         4,509
     Prime Money Fund II - 1,528,624 shares at net asset
      value of $1.00 per share (cost $1,529,000)                          1,529

   Massachusetts Financial Services (MFS):
     Research Series - 490,387 shares at net asset value
       $15.79 per share (cost $6,824,000)                                 7,743
     Emerging Growth Series - 475,261 shares at net asset
       value of $16.14 per share (cost $6,584,000)                        7,671
     Total Return Series - 249,763 shares at net asset value
       of $16.63 per share (cost $3,703,000)                              4,153
     Bond Series - 96,205 shares at net asset value of
       $11.08 per share (cost $982,000)                                   1,066
     World Governments Series - 36,720 shares at net asset
       value of $10.21 per share (cost $378,000)                            375
     Utilities Series - 182,299 shares at net asset value
       of $17.99 per share (cost $2,804,000)                              3,279

   American Century - ACI Variable Portfolios:
     VP Capital Appreciation - 184,472 shares at net asset
       value of $9.68 per share (cost $1,918,000)                         1,786
     VP International - 369,711 shares at net asset value
       of $6.84 per share (cost $2,328,000)                               2,529

   Dreyfus Corporation:
     Capital Appreciation Portfolio - 60,544 shares at net
       asset value of $27.90 per share (cost $1,670,000)                  1,689
     Small Cap Portfolio - 70,301 shares at net asset value
       of $57.14 per share (cost $4,244,000)                              4,017
     Stock Index Fund - 158,991 shares at net asset value
       of $25.75 per share (cost $4,030,000)                              4,094


        Total Assets                                             $       50,000


     See accompanying Notes to Financial Statements

Kansas City Life Variable Annuity Separate Account
Statement of Net Assets
(Continued)


Net Assets

   Federated Securities - Federated Insurance Series:
     American Leaders Fund II                                     $       5,560

     High Income Bond Fund II                                             4,509

     Prime Money Fund II                                                  1,529

  Massachusetts Financial Services (MFS):
     Research Series                                                      7,743

     Emerging Growth Series                                               7,671

     Total Return Series                                                  4,153

     Bond Series                                                          1,066

     World Governments Series                                               375

     Utilities Series                                                     3,279

   American Century - ACI Variable Portfolios:
     VP Capital Appreciation                                              1,786

     VP International                                                     2,529

   Dreyfus Corporation:
     Capital Appreciation Portfolio                                       1,689

     Small Cap Portfolio                                                  4,017

     Stock Index Fund                                                     4,094


     Total Net Assets                                            $       50,000



      See accompanying Notes to Financial Statements




Kansas City Life Variable Annuity Separate Account
Statement of Operations and Changes in Net Assets
Year ended December 31, 1997
(in thousands)

                       Federated Insurance Series           MFS Variable Insurance Trust     ACI Port-   Dreyfus Corporation
                                 High                                                        folios       Capital Small
                        American  Income  Prime           Emerging Total        World  Util-  VP          Apprec. Cap
                         Leaders   Bond   Money  Research Growth Return Bond  Gov'ts ities  Capital VP    Port-   Port- Stock
                         Fund II Fund II Fund II Series  Series Series  Series Series Series Apprec Int'l folio   folio Index Total
Investment Income:
Dividend Distributions  $   13     92      63      -       -       -       -       7     -      -    12     13      4     21    225
Capital Gains Distributions 35      6       -      -       -       -       -       -     -     31    22      1    222     80    397
Realized Gain (Loss) on
 Investments                36      6       -     21      40      10       2      (1)   11     (4)   21     (1)     3      2    146
Unrealized Appreciation
 (Depreciation) on
 Investments               691    176       -    727   1,008     402      82      (4)  459    (46)  131     19   (227)    64  3,482

 Net Investment Income     775    280      63    748   1,048     412      84       2   470    (19)  186     32      2    167  4,250

Expenses:
  Mortality and Expense
   Fees                     44     31      18     65      75      31      12       5    20     21    22      6     14     13    377
  Administrative Fees        6      3       6     11      12       4       1       -     3      3     4      2      8      2     65

    Expenses                50     34      24     76      87      35      13       5    23     24    26      8     22     15    442

 Increase (Decrease) in Net
   Assets from Operations  725    246      39    672     961     377      71      (3)  447    (43)  160     24    (20)   152  3,808

Deposits                 3,110  2,845   6,149  4,275   3,356   2,445     331     156 2,134    601 1,396  1,178  3,226  3,653 34,855

Payments and Withdrawals:
  Death Benefits             -    (28)    (17)    (2)    (23)     (4)      -       -   (26)    (4)  (23)     -      -      -   (127)
  Withdrawals              (66)   (63)   (136)  (107)   (204)    (43)    (16)     (6)  (24)   (67)  (40)    (3)   (49)   (10)  (834)
  Transfers in (out)       611    494  (5,065)   502     467     438      79      (3)  344    (74)  148    490    860    299   (410)
Total Payments and
  Withdrawals              545    403  (5,218)   393     240     391      63      (9)  294   (145)   85    487    811    289 (1,371)

Net Assets:
  Net Increase           4,380  3,494     970  5,340   4,557   3,213     465     144 2,875    413 1,641  1,689  4,017  4,094 37,292
  Beginning of Year      1,180  1,015     559  2,403   3,114     940     601     231   404  1,373   888      -      -      - 12,708


    End of Year  $       5,560  4,509   1,529  7,743   7,671   4,153   1,066     375 3,279  1,786 2,529  1,689  4,017  4,094 50,000


See accompanying Notes to Financial Statements




Kansas City Life Variable Annuity Separate Account
Statement of Operations and Changes in Net Assets
Year ended December 31, 1996
(in thousands)

                       Federated Insurance Series           MFS Variable Insurance Trust     ACI Port-
                                 High                                                        folios
                        American  Income  Prime           Emerging Total        World  Util-  VP
                         Leaders   Bond   Money  Research Growth Return Bond  Gov'ts ities  Capital VP
                         Fund II Fund II Fund II Series  Series Series  Series Series Series Apprec Int'l   Total
Investment Income:
Dividend Distributions  $    8     48      18      3       -      14      19       -     9      -     4     123
Capital Gains Distributions  2      -       -     30      26       6       -       -    24     38     2     128
Realized Gain (Loss) on
 Investments                 1      1       -      3      16       -       -       -     -     (5)    -      16
Unrealized Appreciation
 (Depreciation) on
 Investments               113     37       -    191      80      48       2       8    22    (86)   68     483

 Net Investment Income     124     86      18    227     122      68      21       8    55    (53)   74     750

Expenses:
  Mortality and Expense
   Fees                      8      8       5     16      21       6       4       2     4      9     6      89
  Administrative Fees        2      1       2      4       6       1       1       -     1      1     1      20

    Expenses                10      9       7     20      27       7       5       2     5     10     7     109

 Increase (Decrease) in Net
   Assets from Operations  114     77      11    207      95      61      16       6    50    (63)   67     641

Deposits                   866    790   2,070  1,786   2,531     685     457     105   220  1,038   605  11,153

Payments and Withdrawals:
  Withdrawals               (7)   (47)    (83)   (14)    (35)     (8)     (6)     (1)   (2)   (17)  (10)   (230)
  Transfers in (out)        47     75  (1,533)   220     375     160     121      25    12    296   102    (120)
   Total Payment and
     Withdrawals            40     28  (1,636)   206     340     152     115      24    10    279    92    (350)

Net Assets:
  Net Increase           1,020    895     445  2,199   2,996     898     588     135   280  1,254   764  11,444
  Beginning of Year        160    120     114    204     148      42      13      96   124    119   124   1,264


    End of Year  $       1,180  1,015     559  2,403   3,114     940     601     231   404  1,373   888  12,708


See accompanying Notes to Financial Statements






Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements



1.      Organization and Significant Accounting Policies

        Organization

Kansas City Life Variable Annuity Separate Account, marketed as Century II Variable Annuity, (the Account) is a separate account of Kansas City Life Insurance Company (KCL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. All deposits received by the Account have been directed by the contract owners into subaccounts of four series-type mutual funds, as listed below, or into KCL's Fixed Account. The Dreyfus Corporation subaccounts were added in May, 1997.

                Federated Insurance Series

American Leaders Fund II        Long-term growth of capital
High Income Bond Fund II        High current income
Prime Money Fund II             Current income with stability of principal and
                                 liquidity

                MFS Variable Insurance Trust

MFS Research Series             Long-term growth of capital and future income
MFS Emerging Growth  Series     Long-term  growth of capital
MFS Total Return Series         Income and opportunities for growth of capital
                                 and income
MFS Bond Series                 Current income and protection of shareholders'
                                   capital
MFS World Governments Series    Preservation and growth of capital with moderate
                                   current income
MFS Utilities Series            Capital growth and current income

                ACI Variable Portfolios, Inc.

VP Capital Appreciation         Capital growth through investment in common
(formerly TCI Growth)              stocks
VP International                Capital growth through investment in foreign
(formerly TCI International)       securities

               Dreyfus Corporation

Capital Appreciation Portfolio  Long-term capital growth with preservation of capital
Small Cap Portfolio             Capital appreciation
Stock Index Fund                Price and yield performance that corresponds to
                                  the Standard & Poor's 500 Composite Stock
                                  Price Index


        Basis of Presentation and Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)



        Reinvestment of Dividends

Interest and dividend income and capital gains distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount. Capital gains distributions are recorded as income on the date of receipt.


        Federal Income Taxes

Under current law, no Federal income taxes are payable with respect to the Account.

        Investment Valuation

Investments in mutual fund shares are carried in the statement of net assets at quoted market value (net asset value of the underlying mutual fund). The average cost method is used to determine gains and losses.


The aggregate cost of purchases and proceeds from sales and the number of shares thereon were as follows:

                           Cost of     Proceeds              Shares
1997:                      Purchases   from Sales     Purchased      Sold
                               (in  thousands)
American Leaders Fund II   $4,562          909         256,597       50,664
High Income Bond Fund II    4,113          801         389,219       76,575
Prime Money Fund II         7,805        6,835       7,805,235    6,835,583
MFS Research Series         5,477          885         366,608       59,208
MFS Emerging Growth Series  4,849        1,340         328,308       88,258
MFS Total Return Series     3,235          434         208,824       27,641
MFS Bond Series               483          102          46,160        9,667
MFS World Governments Series  238           89          23,656        8,775
MFS Utilities Series        2,713          308         172,192       19,487
ACI VP Capital Appreciation 1,189          726         121,059       70,661
ACI VP International        2,035          546         302,444       81,669
Dreyfus Capital Apprec-
iation Portfolio            1,976          305          71,787       11,243
Dreyfus Small Cap Portfolio 4,961          720          82,355       12,054
Dreyfus Stock Index         4,334          306         171,026       12,036

                           Cost of     Proceeds              Shares
1996:                      Purchases   from Sales     Purchased      Sold
                               (in  thousands)
American Leaders Fund II   $1,114          208          80,305       15,481
High Income Bond Fund II    1,098          241         111,304       24,492
Prime Money Fund II         2,872        2,427       2,871,785    2,426,951
MFS Research Series         2,336          331         192,136       27,843
MFS Emerging Growth Series  3,498          628         270,880       48,659
MFS Total Return Series       953          103          73,319        8,161
MFS Bond Series               659           73          65,728        7,300
MFS World Governments Series  143           16          14,011        1,601
MFS Utilities Series          276           18          21,082        1,345
ACI VP Capital Appreciation 1,511          166         139,543       15,311
ACI VP International          809          113         146,506       20,815




2.      Accumulation Unit Value

The Accumulation Unit Values and the number of Accumulation units outstanding for each Investment Subaccount as of December 31, 1997 are as follows:

                                   Unit Value            Number of Units

American Leaders Fund II            $16.29                 341,341
High Income Bond Fund II             12.93                 348,642
Prime Money Fund II                  10.81                 141,386
MFS Research Series                  14.99                 516,667
MFS Emerging Growth Series           14.79                 518,578
MFS Total Return Series              14.20                 292,413
MFS Bond Series                      11.23                  94,899
MFS World Governments Series         10.17                  36,847
MFS Utilities Series                 16.00                 204,977
ACI VP Capital Appreciation           8.90                 200,605
ACI VP International                 13.41                 188,540
Dreyfus Capital Apprec-
 iation Portfolio                    10.97                 154,014
Dreyfus Small Cap Portfolio          11.50                 349,294
Dreyfus Stock Index Fund             11.52                 355,380

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements(continued)


3.      Variable Annuity Contract Charges

KCL deducts an administrative fee of $30 per year for each contract under $50,000. Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 1.25 percent of the asset value of each contract, of which 0.70 percent is for assuming mortality risks and 0.55 percent is for expense risk. Additionally, KCL is compensated for administration expenses by a fee based on an annual rate of 0.15 percent of the asset value of each contract.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law upon surrender.

Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against certain withdrawals during the first seven years of the contract, declining from 7 percent in the first three years to 2 percent in the seventh year. During 1997, $35,000 ($5,000
- 1996) was assessed in surrender charges and other contract charges totaled $442,000 ($109,000 - 1996).




Report of Independent Auditors

The Contract Owners of Kansas City Life Variable
Annuity Separate Account and The Board of Directors of Kansas City Life Insurance Company

We have audited the accompanying statement of net assets of Kansas City Life Variable Annuity Separate Account (the Company) as of December 31, 1997, and the related statements of operations and changes in net assets for the year ended December 31, 1997 and 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Variable Annuity Separate Account at December 31, 1997, and the results of its operations and changes in its net assets for the year ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.



/s/ Ernst & Young LLP
Ernst & Young LLP




April 17, 1998




        PART C

        OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)     Financial Statements

        All required financial statements are included in Part B.

(b)     Exhibits

        (1) Resolutions of the board of directors of Kansas City Life Insurance Company ("Kansas City Life") establishing Kansas City Life Variable Annuity Separate Account (the "Variable Account").*

        (2)     Not Applicable.

        (3) Underwriting Agreement between Kansas City Life and Sunset Financial Services, Inc. ("Sunset Financial").**

        (4)     Contract Form.*

        (5)     Contract Application.**

        (6)     (a)     Articles of Incorporation of Bankers Life Association of
                         Kansas City.*
                (b)     Restated Articles of Incorporation of Kansas City Life.*
                (c)     By-Laws of Kansas City Life.*

        (7)     Not Applicable.

        (8)     (a)     Form of Participation Agreement with MFS Variable
                         Insurance Trust.**
                (b)     Form of Participation Agreement with TCI Portfolios,
                        Inc.**
                (c)     Form of Participation Agreement with Federated Insurance
                        Series.**

        (9)     Opinion and Consent of Counsel.

        (10) (a) Consent of Sutherland, Asbill & Brennan. (b) Consent of Ernst & Young LLP.

        (11)    Not Applicable.

        (12)    Not Applicable.

        (13)    Schedule for computation of performance quotations.***

        (14) Not applicable.

----------------

        *Incorporated by reference to the Registrant's initial registration statement filed with the Securities and Exchange Commission on March 3, 1995 (File No. 33-89984).
        **Incorporated by reference to the Registrant's Pre-Effective
        Amendment No.1 to its Registration statement filed with the Securities and Exchange Commission on August 25, 1995
        (File No. 33-89984).


        ***Incorporated by reference to the Registrant's Post-Effective Amendment No. 2 to its Registration Statement filed with the Securities and Exchange Commission on April 30, 1996. (File No. 33-89984).


Item 25.  Directors and Officers of the Depositor

        Name and Principal
        Business Address*               Position and Offices with Depositor



        Joseph R. Bixby                 Director, Chairman of the Board
        W. E. Bixby                     Director, Vice Chairman of the Board
        R. Philip Bixby                 Director, President and CEO
        Richard L. Finn                 Director, Senior Vice President, Finance
        Jack D. Hayes                   Director, Senior Vice President,
                                         Marketing
        Francis P. Lemery               Director, Senior Vice President, Actuary
        Robert C. Miller                Senior Vice President, Administrative
                                         Services
        Charles R. Duffy, Jr.           Senior Vice President, Operations
        Michael P. Horton               Vice President, Group
        John K. Koetting                Vice President and Controller
        C. John Malacarne               Director, Vice President, General
                                         Counsel and Secretary
        Walter E. Bixby, III            Director
        Ronald E. Hiatt                 Treasurer
        Daryl D. Jensen                 Director
        Nancy Bixby Hudson              Director
        Webb R. Gilmore                 Director
        Warren J. Hunzicker             Director
        Michael J. Ross                 Director
        Elizabeth T. Solberg            Director
        Larry Winn Jr.                  Director
        Peter Hathaway, M.D.            Vice President and Medical Director
        Scott M. Stone                  Assistant Vice President, Director,
                                         Securities
        Mark A. Milton                  Vice President and Associate Actuary
        Glenda R. Cline                 Assistant Vice President, Special Plan
                                         Administration
        Robert J. Milroy                Vice President, Policy Administration
        Robert E. Janes                 Assistant Vice President, Assistant
                                         Controller
        David A. Laird                  Assistant Vice President, Assistant
                                         Controller



        * The principal business address of all the persons listed above is 3520 Broadway, Kansas City, Missouri 64141-6139.


Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant

                                     Percent of Voting
Name                  Jurisdiction   Securities Owned         Principal Business


Sunset Life Insurance Washington   Ownership of all voting    Insurance
Company of America                 securities by depositor

Sunset Financial                   Ownership of all voting
Services, Inc.        Washington   securities by Sunset Life
                                   Insurance Company of
                                   America                    Broker/Dealer

KCL Service                        Ownership of all voting
Company               Missouri     securities by depositor   Marketing Insurance

Lioness Realty                     Ownership of all voting   Real Estate
Group, Inc.           Missouri     securities by depositor   Services

Property Operating                 Ownership of all voting   Real Estate
Company               Missouri     securities by depositor   Services

Old American                       Ownership of all voting
Insurance Company     Missouri     securities by depositor   Insurance


Contact Data, Inc.    Missouri     Ownership of all voting
                                   securities by depositor   Direct Marketing
Kansas City Life
Financial Group, Inc. Missouri     Ownership of all voting
                                   securities by depositor   Insurance Marketing
Item 27.  Number of Contract owners

        1,499--As of December 31, 1997


Item 28.  Indemnification

        The By-Laws of Kansas City Life Insurance  Company provide,  in part, in
Article XII:

        1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partner ship, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

        2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

        3. To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.

        4. Any indemnification under Sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company .

        5. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.

        6. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

        7. The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.

        8. The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.

        9. For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer , employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

        10. For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.

        11. Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.

        12. To the extent that the indemnification of Officers, Directors or employees as permitted under Section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by Section 351.355.

        13. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

        14. If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.

        Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

        Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

        (a) Sunset Financial Services, Inc. is the registrant's principal underwriter.

        (b)     Officers and Directors of Sunset Financial.

Name and Principal                      Positions and Offices
Business Address*                       With the Underwriter


Gregory E. Smith                        President, Director
Daryl D. Jensen                         Director


Gary K. Hoffman                         Secretary, Director

Robert E. Janes                         Treasurer
Jack D. Hayes                           Chairman of the Board and Director
Walter E. Bixby, III                    Director
R. Philip Bixby                         Director
Bret L. Benham                          Vice President
Billy J. Dahle                          Assistant Vice President
Kelly T. Ullom                          Vice President
Ronald E. Hiatt                         Assistant Treasurer



* The principal business address of all of the persons listed above is 3200 Capitol Boulevard South, Olympia, Washington 98501-3396.

Item 30.  Location Books and Records

        All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life at 3520 Broadway, Kansas City, Missouri 64141-6139.

Item 31.  Management Services

        All management contracts are discussed in Part A or Part B of this registration statement.

Item 32.  Undertakings and Representations

        (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the policies offered herein are being accepted.

        (b) The registrant undertakes that it will include either (1) as part of any application to purchase a policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Kansas City Life for a Statement of Additional Information.

        (c) The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to Kansas City Life at the address or phone number listed in the prospectus.

        (d) Kansas City Life represents that in connection with its offering of the policies as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

        (e) Kansas City Life Insurance Company hereby represents that the fees and charges deducted under the Contracts described in this post-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by Kansas City Life Insurance Company.


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of the Post-Effective Amendment to its Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Kansas City, and the State of Missouri, on this 27th day of April, 1998.


                                        KANSAS CITY LIFE INSURANCE COMPANY




Attest:  /s/C. J. Malacarne                     By: /s/R. Philip Bixby
                                                R. Philip Bixby



        As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated.

Signature                Title                               Date


/s/R. Philip Bixby      President, CEO, and Director         April 27, 1998
R. Philip Bixby


/s/Richard L. Finn      Senior Vice President, Finance       April 27, 1998
Richard L. Finn         and Director
                        (Principal Financial Officer)

/s/John K. Koetting     Vice President and Controller        April 27, 1998
John K. Koetting        (Principal Accounting Officer)

/s/ J. R. Bixby         Chairman of the Board and            April 27, 1998
J.R. Bixby              Director


/s/W. E. Bixby          Vice Chairman of the Board           April 27, 1998
W. E. Bixby             and Director

/s/W. E. Bixby III      Director                             April 27, 1998
W. E. Bixby III


/s/Daryl D. Jensen      Director                             April 27, 1998
Daryl D. Jensen

/s/Francis P. Lemery    Director                             April 27, 1998
Francis P. Lemery

/s/C. John Malacarne    Director                             April 27, 1998
C. John Malacarne

/s/Jack D. Hayes        Director                             April 27, 1998
Jack D. Hayes

/s/ Webb R. Gilmore     Director                             April 27, 1998
Webb R. Gilmore

/s/ Warren J. Hunzicker, M.D.  Director                      April 27, 1998
Warren J. Hunzicker, M.D.

/s/ Michael J. Ross     Director                             April 27, 1998
Michael J. Ross


/s/ Elizabeth T. Solberg Director                            April 27, 1998
Elizabeth T. Solberg


/s/ E. Larry Winn Jr.   Director                             April 27, 1998
E. Larry Winn Jr.

/s/ Nancy Bixby Hudson  Director                             April 27, 1998
Nancy Bixby Hudson



        EXHIBIT INDEX


Page No.*

        9.              Opinion and Consent of Counsel

        10(a).          Consent of Sutherland, Asbill & Brennan

        10(b).          Consent of Ernst & Young LLP.


* Page numbers included only in manually executed original in compliance with Rule 403(d) under the Securities Act of 1933.

        Exhibit 9
        Opinion and Consent of Counsel


        Exhibit 10(a)
        Consent of Sutherland, Asbill & Brennan


        Exhibit 10(b) Consent of Ernst & Young LLP.